NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
(800) 848-6331

October 19, 2009

Dear Shareholder:

The enclosed Information Statement/Prospectus describes an upcoming transaction relating to the reorganization of the NVIT Money Market Fund II (the “Money Market Fund II”) with and into the NVIT Money Market Fund (the “Money Market Fund”) (together, the “Funds”), each a series of Nationwide Variable Insurance Trust (the “Trust”)(the “Reorganization”). Shareholders of Money Market Fund II will receive Class II shares of the Money Market Fund in a reorganization transaction that is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended (the “Code”). You do not need to complete a proxy card or take any other action to approve this transaction.

The Board of Trustees of the Trust approved the Reorganization upon the recommendation of Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds. This recommendation was based on several factors, including:

•	The Money Market Fund II was originally designed to be a short-term investment vehicle specifically designed for investors that actively and frequently trade the Money Market Fund II shares. However, since inception, shareholder trading within the Money Market Fund II has not been consistent with this design;

•	Assets within the Money Market Fund II also have not grown as expected and shareholders of both Funds could benefit from the combination of both Funds through a larger pool of assets, including realizing possible economies of scale;

•	Shareholders of the Money Market Fund II will immediately realize reduced investment advisory fees and total operating expenses;

•	The investment objectives and restrictions of the Money Market Fund II and the Money Market Fund are identical and the Funds’ investment strategies are substantially similar; and

•	The Reorganization will meet the requirements of the Code to qualify as a tax-free reorganization.

Please read the enclosed Information Statement/Prospectus for additional information.

We look forward to continuing to serve you and the Funds in the future.

Sincerely,

/s/ Eric E. Miler
Eric E. Miller
Secretary, Nationwide Variable Insurance Trust

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
(800) 848-6331

INFORMATION STATEMENT/PROSPECTUS

Dated October 19, 2009

Acquisition of the Assets of:

NVIT MONEY MARKET FUND II
(a series of Nationwide Variable Insurance Trust)

By and in exchange for shares of:

NVIT MONEY MARKET FUND
(a series of Nationwide Variable Insurance Trust)

This Information Statement/Prospectus is furnished in connection with the Plan of Reorganization, which is attached hereto as Exhibit A (the “Plan”), of Nationwide Variable Insurance Trust (the “Trust”), on behalf of two series of the Trust, NVIT Money Market Fund II (the “Money Market Fund II” or the “Acquired Fund”) and NVIT Money Market Fund (the “Money Market Fund” or the “Acquiring Fund”). The Plan provides for: (i) the acquisition by the Money Market Fund of substantially all of the property, assets and goodwill of the Money Market Fund II in exchange solely for Class II shares of the Money Market Fund; (ii) the pro rata distribution of Class II shares of the Money Market Fund to shareholders of the Money Market Fund II; and (iii) the liquidation and dissolution of the Money Market Fund II (the “Reorganization”).

The principal office of the Trust is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. You can reach the offices of the Trust by telephone by calling (800) 848-6331. This Information Statement/Prospectus will be sent to shareholders on or about November 1, 2009. The Information Statement/Prospectus is also available on the Internet at www.nationwide.com/mutualfunds.

This Information Statement/Prospectus sets forth concisely information that shareholders of the Acquired Fund should know about the Reorganization, and should be retained for future reference. The Funds are diversified series of the Trust. A Statement of Additional Information dated October 19, 2009 (the “Statement of Additional Information”), relating to this Information Statement/Prospectus contains more information about the Acquiring Fund, the Acquired Fund (each, a “Fund” and, collectively, the “Funds”) and the Reorganization, and has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Additional information about the Acquiring Fund can be viewed on the Internet or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Acquiring Fund and the Trust by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

The prospectus of the Money Market Fund dated August 31, 2009 (1933 Act File No. 002-73024), as amended to date (the “Acquiring Fund Prospectus”), is included with and considered a part of this Information Statement/Prospectus, and is intended to provide you with information about the Acquiring Fund. The prospectus of the Money Market Fund II dated May 1, 2009 (1933 Act File No. 002-73024), as amended to date (the “Acquired Fund Prospectus”), provides additional information about the Acquired Fund and is incorporated herein by reference.

You can request a free copy of the Statement of Additional Information, the Acquiring Fund Prospectus, the Acquired Fund Prospectus, the Annual Report to Shareholders of the Acquiring Fund or the Acquired Fund for the fiscal year ended December 31, 2008 (the “Annual Report”) or the Semiannual Report to Shareholders of the

Acquiring Fund or the Acquired Fund for the period ended June 30, 2009, by calling (800) 848-6331, or by writing to the Trust at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

This Information Statement/Prospectus is also being furnished by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (collectively, “Nationwide Life”) and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) to owners of variable annuity contracts and variable insurance policies (collectively, “Variable Contracts”) having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds. All owners (“Contract Owners”) of Variable Contracts who, as of October 9, 2009, had selected the Money Market Fund II as an underlying investment option within their Variable Contract will receive this Information Statement.

For purposes of this Information Statement/Prospectus, the terms “you,” “your,” and “shareholder” refer to both Contract Owners who invest in the Funds through their Variable Contracts, Nationwide Life and each Participating Insurance Company, and Nationwide Fund Advisors (“NFA”), which is the investment adviser to several “funds-of-funds” that invest a portion of their assets in the Funds. NFA is also the investment adviser to the Funds.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR VOTING INSTRUCTIONS.

PLAN OF REORGANIZATION FOR THE MONEY MARKET FUND II

The Plan provides for: (i) the acquisition by the Money Market Fund of substantially all of the property, assets and goodwill of the Money Market Fund II in exchange solely for Class II shares of the Money Market Fund; (ii) the pro rata distribution of Class II shares of the Money Market Fund to shareholders of the Money Market Fund II; and (iii) the liquidation and dissolution of the Money Market Fund II. You will receive Class II shares of the Money Market Fund equal in total value to your investment in the Money Market Fund II. The Money Market Fund II will then be liquidated.

SUMMARY OF THE PLAN

This is only a summary of certain information contained in the Information Statement/Prospectus. You should read the more complete information in the rest of this Information Statement/Prospectus, including the Plan, attached as Exhibit A, and the Money Market Fund Prospectus included with this Information Statement/Prospectus.

What is the purpose of the Plan?

The Board of Trustees of the Trust (the “Board”), including the trustees who are deemed to be independent trustees (each, an “Independent Trustee” and collectively, the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved the Reorganization and the related Plan on behalf of the Money Market Fund II and the Money Market Fund. The Plan provides that substantially all of the Money Market Fund II’s assets will be transferred to the Money Market Fund in exchange for Class II shares of the Money Market Fund equal in value to the assets of the Money Market Fund II that are transferred to the Money Market Fund. The Money Market Fund shares will then be distributed pro rata to the Money Market Fund II’s shareholders and the Money Market Fund II will be liquidated and dissolved.

The Reorganization will result in your shares of the Money Market Fund II being exchanged for Class II shares of the Money Market Fund equal in value to your shares of the Money Market Fund II. In particular, this means that you will cease to be a shareholder of the Money Market Fund II and will become a shareholder of the Money Market Fund. This exchange will occur on a date agreed to by the parties to the Plan (hereafter, the “Closing Date”), which is currently anticipated to occur on or around December 11, 2009.

For the reasons set forth below under “Reasons for the Reorganization,” the Board has concluded that the Reorganization is in the best interests of the Money Market Fund II and the Money Market Fund and their respective shareholders. The Board has also concluded that the interests of the existing shareholders of the Money Market Fund II and the Money Market Fund will not be diluted as a result of the Reorganization.

How do the investment objectives, strategies and policies of the Money Market Fund II and the Money Market Fund compare?

The investment objective of the Money Market Fund II is identical to the investment objective of the Money Market Fund. Both Funds seek as high a level of current income as is consistent with preserving capital and maintaining liquidity. In addition, the investment restrictions of the Money Market Fund II are identical to the investment restrictions of the Money Market Fund and the Funds’ investment strategies are substantially similar. Both Funds seek to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 days or less. However, with regard to the Money Market Fund II, which was intended for use by shareholders who engage in short-term trading, the Fund historically emphasized liquidity in order to meet potential heightened redemption activity. Accordingly, the Money Market Fund II typically maintained a shorter average weighted maturity than do many other money market mutual funds, including the Money Market Fund, which can result in lower yields than such other money market funds provide. Nevertheless, both the Money Market Fund II and the Money Market Fund generally sell securities to meet liquidity needs, to maintain target allocations, or to take advantage of more favorable opportunities.

What are the principal risks associated with investments in the Money Market Fund II and the Money Market Fund?

As with most investments, investments in the Money Market Fund II and the Money Market Fund involve certain risks. There can be no guarantee against losses resulting from an investment in either the Money Market Fund II or the Money Market Fund, nor is there any assurance that either the Money Market Fund II or the Money Market Fund will achieve its investment objective.

The risks associated with an investment in the Money Market Fund II are identical to the risks associated with an investment in the Money Market Fund. Both Funds are subject to interest rate risk, which is, generally, when interest rates go up, the value of fixed-income securities go down. Both Funds are subject to credit risk, which is the risk that a money market issuer may be unable to pay the interest or principal when due and which could negatively affect the prices of the securities the Fund owns. The Funds are also subject to prepayment risk, which is the risk that certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Funds may be required to invest the proceeds in securities with lower yields. The Funds are also subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. Both Funds may invest in asset-backed securities, the credit quality of which depends on the credit quality of the assets underlying those securities and how well the entities issuing the securities are insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Asset-backed securities also may not have the benefit of any security interest in the related asset. The Funds also have a share reduction risk, which is the risk that in order to maintain a constant net asset value of $1.00 per share, the Funds may reduce the number of shares held by its shareholders. The Funds may also invest in obligations of foreign governments. Certain foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

For further information about the risks of investing in the Funds, see “Comparison of Investment Objectives, Strategies, Policies and Risks” below.

What are the general tax consequences of the Reorganization?

It is expected that shareholders of the Money Market Fund II will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Class II shares of the Money Market Fund pursuant to the Reorganization. For federal income tax purposes, Nationwide Life and the Participating Insurance Companies (rather than the Contract Owners) are treated as the shareholders of the Money Market Fund II. Contract Owners should ask their own tax advisors for more information on their own tax situation. For further information about the federal income tax consequences of the Reorganization, see “Information about the Reorganization and the Plan - What are the tax consequences of the Reorganization?”

Who manages the Funds?

Nationwide Fund Advisors (“NFA” or the “Adviser”), located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Board, NFA also determines the allocation of the Funds’ assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”). As of December 31, 2008, NFA managed in the aggregate approximately $33.8 billion in assets in various investment company accounts.

Subject to the supervision of NFA and the Board, a subadviser will manage all or a portion of the Funds’ assets in accordance with the Funds’ investment objectives and strategies. With regard to the portion of a Fund’s assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Federated Investment Management Company (“Federated”) is the subadviser for the Funds and is located at Federated Investment Tower, Pittsburgh, Pennsylvania 15222-3779. Federated is a subsidiary of Federated Investors, Inc.

What are the fees and expenses of each Fund before and after the Reorganization?

The following tables describe the fees and expenses that you may pay when buying and holding shares of each Fund followed by those estimated to be charged with respect to the Money Market Fund after the Reorganization. The operating expenses shown are based on expenses incurred during each Fund’s most recent fiscal year ended December 31, 2008. In addition, the fees and expenses do not include sales charges and other expenses that may be imposed by Variable Contracts. If these amounts were reflected, the fees and expenses would be higher than shown. Such sales charges and other expenses are described in the Variable Contract’s prospectus.

FEE TABLES FOR
THE MONEY MARKET FUND II AND THE MONEY MARKET FUND

	Actual				Pro forma
			Money		Money Market
	Money		Market		Fund —
	Market		Fund —		Class II After
	Fund II		Class II		Reorganization

Shareholder Fees (paid directly from your investment)(1)	N/A		N/A		N/A
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.50%		0.38%		0.38%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.27	%(2)(3)	0.26	%(3)(4)	0.26	%(3)(4)
TOTAL ANNUAL FUND OPERATING EXPENSES	1.02%		0.89%		0.89%

(1)	Variable Contracts impose sales charges and other expenses on Contract Owners. Such sales charges and other expenses are described in the Variable Contract’s prospectus.

(2)	“Other Expenses” include administrative services fees which currently are 0.15% but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because, until at least May 1, 2010, the Fund does not intend to pay insurance companies a higher amount. If the full amount of administrative services fees was charged, total operating expenses would be 1.12%.

(3)	“Other Expenses” include payment by the Fund through September 18, 2009 of an amount equal to 0.03% of the value of the Fund’s net assets as of September 19, 2008 to participate in the U.S. Department of Treasury’s Money Market Guarantee Program.

(4)	“Other Expenses” include administrative services fees which currently are 0.15% but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because, until at least October 31, 2010, the Fund does not intend to pay insurance companies a higher amount. If the full amount of administrative services fees were charged, total operating expenses would be 0.99%.

Examples

These Examples are intended to help you compare the costs of investing in Money Market Fund II shares with the cost of investing in Class II shares of the Money Market Fund, both before and after the Reorganization. The Examples, however, do not include charges that are imposed by Variable Contracts. If these charges were reflected, the expenses listed below would be higher. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. The Examples assume a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

	1 Year	3 Years	5 Years	10 Years

Money Market Fund II	$104	$325	$563	$1,248
Money Market Fund — Class II Shares	$91	$284	$493	$1,096
Pro forma Money Market Fund — Class II Shares (after the Reorganization)	$91	$284	$493	$1,096

These are just examples. They do not represent past or future expenses or returns. Each Fund pays its own operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds comprise expenses attributable to each Fund, respectively, as well as expenses not attributable to any particular series of that Trust that are allocated among the various series of the Trust.

How do the performance records of the Funds compare?

The performance history of the Money Market Fund II and Class II shares of the Money Market Fund, as of December 31, 2008, is summarized below.

	Average Annual Total Returns
			10 Years
			or Since
Fund and Class	1 Year	5 Years	Inception

Money Market Fund II	1.24%	2.44%	1.84	%(1)
Money Market Fund — Class II(2)	1.82%	2.72%	2.86%

(1)	The Fund commenced operations on October 2, 2001.

(2)	Returns until the first offering of Class II shares (which had not commenced operations as of August 31, 2009) are based on the previous performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, the prior performance is similar to what this class would have produced during those periods because all classes of shares invest in the same portfolio of securities. Performance returns for Class II shares have been restated to reflect the additional fees applicable to such class and therefore are lower than those of Class I shares.

As described under the section “Reasons for the Transaction,” the Board considered a number of factors when reviewing and approving the Plan. The performance history of the Money Market Fund II and the Class II shares of the Money Market Fund, as of June 30, 2009, was among the factors that the Board considered. The Money Market Fund II had average annual returns for the one-year, three-year and five-year periods ending June 30, 2009 of 0.38%, 2.56% and 2.43%, respectively, while the Class II shares of the Money Market Fund would have had average annual returns of 0.55%, 2.86% and 2.68%, respectively for the same time periods. The performance information presented to the Board was provided net of any applicable fee waivers and expense limitations. As described in the footnotes to the table above, the returns of the Class II shares of the Money Market Fund are based on a restatement of the performance of the Class I shares of the Money Market Fund, adjusted to reflect the additional fees applicable to the Class II shares.

Please call 800-848-6331 for the Funds’ current 7-day yield.

Where can I find more financial information about the Funds?

Each Fund’s Annual Report contains a discussion of the Fund’s performance during the fiscal year ending December 31, 2008 and shows per share information for the past five fiscal years. These documents, and each Fund’s most recent Semiannual Report (June 30, 2009), are available upon request. (See “More Information about the Funds.”) The Money Market Fund Prospectus also contains further financial information about the Money Market Fund.

What are other key features of the Funds?

Investment Advisory Fees.  NFA is the investment adviser of each Fund. NFA has entered into separate investment advisory agreements relating to each Fund. The investment advisory fees for the Funds are:

Fund	Investment Advisory Fee

Money Market Fund II	0.50% on assets up to $1 billion;
0.48% on assets between $1 billion and up to $2 billion;
0.46% on assets between $2 billion and up to $5 billion; and
0.44% on assets of $5 billion and more.
Money Market Fund	0.40% on assets up to $1 billion;
0.38% on assets between $1 billion and up to $2 billion;
0.36% on assets between $2 billion and up to $5 billion; and
0.34% on assets of $5 billion and more.

NFA pays a subadvisory fee to the subadviser based upon the investment advisory fee NFA receives.

Distribution Services.  Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, serves as underwriter for each of the Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007. In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee imposed upon the sale of the Money Market Fund II and Class II shares of the Money Market Fund. The Underwriting Agreement for both the Money Market Fund II and the Money Market Fund are identical.

Rule 12b-1 Plans.  The Funds have adopted separate distribution plans under Rule 12b-1 of the 1940 Act (the “Rule 12b-1 Plan”) for the Money Market Fund II and Class II shares of the Money Market Fund. The Plan permits the Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of shares of the Money Market Fund II and Class II shares of the Money Market Fund. Although actual distribution expenses may be more or less, the Money Market Fund II and Class II shares of the Money Market Fund pay NFD an annual fee under the Distribution Plan an amount that will not exceed 0.25% of average daily net assets. The Rule 12b-1 Plans for both the Money Market Fund II and Class II shares of the Money Market Fund are identical.

Purchase, Exchange and Redemption Procedures.  Generally, there are no differences between each Fund’s procedures with regard to the purchase, exchange and redemption of Fund shares. However, the Money Market Fund II accommodates short-term trading. You may refer to the Money Market Fund II Prospectus and the Money Market Fund Prospectus under the section entitled “Investing with Nationwide Funds” for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of each Fund’s shares. In summary, the purchase, exchange, and redemption price of each share of both Funds is its net asset value next determined after the order is received in good order by the Fund or its agent. Shares may be redeemed or exchanged at any time, subject to certain restrictions. Your Variable Contract may impose a sales charge and, because Variable Contracts may have different provisions with respect to the timing and method of redemptions and exchanges, Contract Owners should contact their insurance company directly for details concerning these transactions.

Dividends, Distributions and Taxes.  There are no differences between each Fund’s procedures with regard to dividends, distributions and taxes. You may refer to the Money Market Fund II Prospectus and the Money Market Fund Prospectus under the section entitled “Distributions and Taxes.” In summary, the Funds declare dividends daily and distribute them each month in the form of additional shares of the Fund. Any net realized capital gains of the Funds will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of distribution will vary, and there is no guarantee that the Fund will pay either an income dividend or a capital gains distribution.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS

This section describes the investment objectives, principal investment strategies and the key investment policies of the Funds, and certain noteworthy differences between such objectives, strategies and policies, as well as the risks associated with such objectives, strategies and policies. For a complete description of the Money Market Fund’s investment strategies, policies and risks, you should read the Money Market Fund Prospectus, which is included with this Information Statement/Prospectus.

Are there any significant differences between the investment objectives of the Money Market Fund II and the Money Market Fund?

The investment objective of the Money Market Fund II is identical to the investment objective of the Money Market Fund. Both Funds seek a high level of current income as is consistent with preserving capital and maintaining liquidity.

Are there any significant differences between the investment strategies and policies of the Money Market Fund II and the Money Market Fund?

The investment restrictions of the Money Market Fund II are identical to the investment restrictions of the Money Market Fund and the Funds’ investment strategies are substantially similar. Both Funds seek to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations primarily include: (1) commercial paper and other fixed-income securities issued by U.S. and foreign corporations; (2) asset-backed securities comprised of commercial paper; (3) U.S. government securities and U.S. government agency securities; (4) obligations of foreign governments; (5) commercial paper issued by states and municipalities; and (6) obligations of U.S. banks, foreign banks and U.S. branches of foreign banks.

However, with regard to the Money Market Fund II, which was intended for use by shareholders who engage in short-term trading, the Fund historically emphasized liquidity in order to meet potential heightened redemption activity. Accordingly, the Money Market Fund II typically maintained a shorter average weighted maturity than do many other money market mutual funds, including the Money Market Fund, which can result in lower yields than such other money market funds provide. Nevertheless, both the Money Market Fund II and the Money Market Fund generally sell securities to meet liquidity needs, to maintain target allocations, or to take advantage of more favorable opportunities.

How do the fundamental investment restrictions of the Funds differ?

The Funds have adopted identical fundamental investment restrictions. A Fund may not change any of its fundamental investment restrictions without prior approval of its shareholders. The Money Market Fund’s fundamental investment restrictions are listed in the Money Market Fund’s Statement of Additional Information dated August 31, 2009 (1933 Act File No. 002-73024), which is incorporated by reference into the Statement of Additional Information relating to this Information Statement/Prospectus and is available upon request.

What are the risk factors associated with investments in the Funds?

While each Fund seeks to preserve capital, there can be no guarantee that either Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.

There is no guarantee that the Funds will provide a certain level of income or that any such income will stay ahead of inflation.

Other risks of investing in the Fund include, among other things:

Interest rate risk — generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk — a money market issuer may be unable to pay the interest or principal when due. In addition, if an issuer’s financial condition changes, the ratings on the issuer’s securities may be lowered, which could negatively affect the prices of the securities the Fund owns.

Prepayment risk — certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk — is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Asset-backed securities risk — the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Asset-backed securities may not have the benefit of any security interest in the related asset.

Share reduction risk — in order to maintain a constant net asset value of $1.00 per share, a Fund may reduce the number of shares held by its shareholders.

Obligations of foreign governments — certain foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

If the value of the Fund’s investments goes down, you may lose money.

An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either of the Funds.

REASONS FOR THE REORGANIZATION

Based on the considerations described below, the Board, including the Independent Trustees, on behalf of the Money Market Fund II and the Money Market Fund, have determined that the Reorganization would be in the best interests of each such Fund and their respective shareholders and that the interests of each such Fund’s existing shareholders would not be diluted as a result of the Reorganization.

At a meeting of the Board held on September 10, 2009, NFA presented the Plan to the Trustees and provided the Trustees with data and analysis regarding the proposed Reorganization. At the meeting, the Board considered a number of factors, including the following:

•	The compatibility of the Money Market Fund II’s investment objectives, policies and restrictions with the investment objectives, policies and restrictions of the Money Market Fund;

•	The relative investment performance of the Funds as of June 30, 2009;

•	The relative size of the Money Market Fund II as compared to the Money Market Fund, both before and after the Reorganization;

•	The relative past and current growth in assets of the Funds and the anticipated future inability of the Money Market Fund II to achieve satisfactory asset growth;

•	The relative expense ratios of the Funds;

•	The anticipated federal income tax consequences of the Reorganization with respect to each Fund and its shareholders;

•	The estimated costs of the Reorganization and the extent to which the Funds would bear any such costs directly or indirectly; and

•	The potential benefits of the proposed Reorganization for the shareholders of each Fund.

The Board noted that the investment objective for the Money Market Fund II is identical to the investment objective of the Money Market Fund. The Board also noted that the portfolio of the Money Market Fund II has historically been managed in the same manner as the portfolio of the Money Market Fund, as both Funds invest in high-quality money market obligations maturing in 397 days or less. The materials provided to the Board explained that the investment restrictions of the Money Market Fund II are identical to the investment restrictions of the Money Market Fund and that the Funds’ investment strategies are substantially similar. The Board also noted that the principal risks of each Fund are identical.

The Board noted that Money Market Fund II, which commenced operations in October 2001, was designed for use in the America’s marketFLEX annuity products (“marketFLEX”) offered by Nationwide Financial. MarketFLEX products are variable annuities that are specifically targeted for use by active traders, including market timers. While money market funds in general are often used as short-term investment vehicles, the Money Market Fund II was specifically tailored to meet the circumstances presented where a significant shareholder base routinely engages in market timing. Nonetheless, the Board was informed that market timing activity in the Money Market Fund II has been much lower than expected, involving a much smaller percentage of the Fund’s assets than initially anticipated. NFA informed the Board of its belief that the historical shareholder activity and size of Money Market Fund II does not necessitate the maintenance of a separate money market fund dedicated solely to market timers. NFA believes that the Money Market Fund may be operated to meet the high liquidity conditions necessary to satisfy the active redemption activity of current Money Market Fund II shareholders while simultaneously achieving stability and yield. The Board was further informed by NFA that the Money Market Fund II had not grown as expected, which, as of June 30, 2009, had approximately $340 million in assets. By contrast, the Money Market Fund had assets, as of June 30, 2009, of approximately $2.4 billion.

With respect to performance, the Board noted the relative performance of each Fund, as of June 30, 2009, and as compared to the Funds’ benchmark, the iMoneyNet First Tier Retail Index. The Board noted that the Money Market Fund’s performance for each of the one-, three-, and five-year periods was stronger than that of the Money Market Fund II.

In deciding whether to approve the Reorganization, the Board also considered the fees and expense ratios of the Money Market Fund II and Class II shares of the Money Market Fund. The Board considered the potential benefits afforded by a larger fund, such as the potential for greater economies of scale and enhanced diversification. At the Board meeting, NFA informed the Board that the expenses for Class II shares of the Money Market Fund are lower than the expenses of the Money Market Fund II and that shareholders of Money Market Fund II will immediately realize reduced investment advisory fees and total operating expenses.

NFA informed the Board that the Reorganization will be structured as a tax-free reorganization. NFA also informed the Board that NFA would bear the costs (excluding brokerage costs, if any) related to the Reorganization.

The Board approved the Reorganization and the related Plan, concluding that the Reorganization is in the best interests of both the Money Market Fund II and the Money Market Fund and their respective shareholders and that the interests of existing shareholders of the Money Market Fund II and the Money Market Fund will not be diluted as a result of the Reorganization. The Trustees approving the Plan and making the foregoing determinations included all of the Independent Trustees.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF NATIONWIDE VARIABLE INSURANCE TRUST, ON BEHALF OF EACH FUND, UNANIMOUSLY APPROVED THE PLAN.

INFORMATION ABOUT THE REORGANIZATION AND THE PLAN

This is only a summary of the Plan and is qualified in its entirety by the Plan. You should read the actual Plan relating to the Reorganization, which is attached as Exhibit A to this Information Statement/Prospectus and is incorporated herein by reference.

How will the Reorganization be carried out?

The Reorganization will take place after the parties to the Plan satisfy various conditions. The Money Market Fund II will deliver to the Money Market Fund substantially all of its assets on the Closing Date. In exchange, the Trust, on behalf of the Money Market Fund II, will receive Class II shares of the Money Market Fund to be distributed pro rata to the Money Market Fund II’s shareholders. The value of the assets to be delivered to the Money Market Fund shall be the value of such assets computed as of the regular close of business of the New York Stock Exchange, Inc. (“NYSE”) (normally 4:00 p.m., Eastern time) on the last business day prior to the Closing Date (the “Valuation Date”).

The stock transfer books of the Money Market Fund II will be permanently closed as of the close of business of the NYSE on the business day before the Valuation Date. The Money Market Fund II will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Money Market Fund.

To the extent permitted by law, the Plan may be amended at the direction of the Board. The Board may also agree to terminate and abandon the Reorganization at any time or may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied.

Who will pay the expenses of the Reorganization?

The expenses related to the Reorganization (excluding brokerage costs, if any) will be paid by NFA. The Funds will pay the brokerage costs, if any. It is currently anticipated that there will be no brokerages costs as a result of the Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Based on certain assumptions and customary representations to be made on behalf of the Money Market Fund II and the Money Market Fund, Stradley Ronon Stevens & Young, LLP (the Trust’s legal counsel) will, as a condition to the closing of the Reorganization, provide a legal opinion to the effect that, for federal income tax purposes, (i) shareholders of the Money Market Fund II will not recognize any gain or loss as a result of the exchange of their shares of the Money Market Fund II for shares of the Money Market Fund, (ii) the Money Market Fund will not recognize any gain or loss upon receipt by the Money Market Fund of the Money Market Fund II’s assets, (iii) the Money Market Fund II will not recognize any gain or loss upon the transfer of its assets to the Money Market Fund in exchange for Class II shares of the Money Market Fund or upon the distribution of those Money Market Fund shares to the shareholders of the Money Market Fund II, (iv) the basis of the assets of the Money Market Fund II received by the Money Market Fund will be the same as the basis of those assets in the hands of the Money Market Fund II immediately prior to the Reorganization, and the Money Market Fund’s holding period in such assets will include the period during which such assets were held by the Money Market Fund II and (v) the holding period and aggregate tax basis of the Money Market Fund shares that are received by a Money Market Fund II shareholder will be the same as the holding period and aggregate tax basis of the shares of the Money Market Fund II previously held by such shareholder. For federal income tax purposes, Nationwide Life and the Participating Insurance Companies (rather than the Contract Owners) are treated as the shareholders of the Money Market Fund II.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Money Market Fund II would recognize gain or loss on the transfer of its assets to the Money Market Fund and each shareholder of the Money Market Fund II would recognize a taxable gain or loss equal to the difference between its tax basis in its Money Market Fund II shares and the fair market value of Class II shares of the Money Market Fund received. In light of the tax-favored status of Contract Owners, failure of the Reorganization to qualify as a tax-free reorganization should not result in adverse tax consequences to such Contract Owners. In particular, failure of the

Reorganization to qualify as a tax-free reorganization should not result in any adverse tax consequences to Contract Owners that have selected the Money Market Fund II as an investment option because such Contract Owners are not taxed currently on income or gains realized under such contracts until such time as the Contract Owners draw on their insurance contracts. Therefore, as a practical matter, investors in the Money Market Fund II should not incur any adverse tax consequences on account of the Reorganization.

Capital losses of a fund can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Money Market Fund will succeed to the capital loss carryovers, if any, of the Money Market Fund II upon the closing of the Reorganization for federal income tax purposes. It is not anticipated that the capital loss carryovers of either Fund will be subject to an annual limitation as a result of the Reorganization. This is because the Reorganization is not expected to result in a more than 50% “change in ownership” of either Fund.

After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period of their shares for federal income tax purposes. Shareholders should also consult their tax advisor about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences. Contract Owners should ask their own tax advisors for more information on their own tax situation.

What should I know about shares of the Money Market Fund?

As a result of the Reorganization, you will become a shareholder of the Money Market Fund. Information regarding the Money Market Fund can be found in the Acquiring Fund Prospectus, which is included with this Information Statement/Prospectus. The different fees and expenses are provided above in the section “Fee Tables for the Money Market Fund II and the Money Market Fund.”

Full and fractional Class II shares of Money Market Fund will be distributed to shareholders of the Money Market Fund II in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights. The shares of the Money Market Fund will be recorded electronically in each shareholder’s account. The Money Market Fund will then send a confirmation to each shareholder. Class II shares of the Money Market Fund to be issued in the Reorganization have the same rights and privileges as your shares of the Money Market Fund II.

Like the Money Market Fund II, the Money Market Fund does not routinely hold annual meetings of shareholders. The Money Market Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Money Market Fund’s shareholders may also be called at any time by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President.

What are the capitalizations of the Funds before and after the Reorganization?

The following table sets forth, as of June 30, 2009, the separate capitalizations of the Money Market Fund II and the Money Market Fund, and the estimated capitalization of the Money Market Fund as adjusted to give effect to the proposed Reorganization. The capitalization of the Money Market Fund is likely to be different if and when the Reorganization is actually consummated.

				Money Market
			Pro Forma	Fund after
	Money Market	Money Market	Adjustments to	Reorganization
	Fund II	Fund	Capitalization	(estimated)*
	(unaudited)	(unaudited)		(unaudited)

Net assets (all classes)	$346,165,990	$2,457,591,957	$—	$2,803,757,947
Total shares outstanding	346,160,983	2,459,151,173	—	2,805,312,156
Class II net assets	$346,165,990	$—	$—	$346,165,990
Class II shares outstanding	346,160,983	—	—	346,160,983
Class II net asset value per share	$1.00	$—	$—	$1.00

*	Assumes the Transaction was consummated on June 30, 2009.

MORE INFORMATION ABOUT THE FUNDS

Fund Administration and Transfer Agency Services.  Under the terms of a Fund Administration and Transfer Agency Agreement dated May 1, 2007, as amended and restated June 11, 2008, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of Nationwide Financial, provides various administrative and accounting services to the Funds, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. The Funds pays NFM a combined annual fee for fund administration and transfer agency services based on the Trust’s average daily net assets according to the schedule in the Administration and Transfer Agency Agreement.

Custodian.  JPMorgan Chase Bank, located at 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Additional Information.  More information about the Acquiring Fund or Acquired Fund (1933 Act File No. 002-73024 for both Acquiring Fund and Acquired Fund) is included in: (i) the Acquiring Fund Prospectus, which is included with and considered a part of this Information Statement/Prospectus; (ii) the Acquiring Fund and the Acquired Fund’s Statement of Additional Information dated August 31, 2009, as amended to date; (iii) the Acquired Fund Prospectus dated May 1, 2009; (iv) the Statement of Additional Information dated October 19, 2009 (relating to this Information Statement/Prospectus), which is incorporated by reference herein; (v) the Acquiring Fund or Acquired Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2008; (vi) the Acquiring Fund’s or Acquired Fund’s Semiannual Report to Shareholders for the period ended June 30, 2009. You may request free copies of the Statements of Additional Information (including any supplements), the Acquiring Fund Prospectus, the Annual Reports and/or Semiannual Reports, which have been filed with the SEC, by calling (800) 848-6331 (toll-free) or by writing to the Trust at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s Internet site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

VOTING INFORMATION

Although Contract Owners are not being asked to vote on the approval of the Reorganization, the Trust is required by the rules of the SEC to summarize the voting rights of Contract Owners. Whenever a matter affecting the Funds requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Funds’ shareholders and to Contract Owners who have selected a Fund as an underlying mutual fund option. Shares of the Funds are available exclusively as a pooled funding vehicle for Variable Contracts offered by the separate accounts, or sub-accounts thereof, of Nationwide Life and certain Participating Insurance Companies. Nationwide Life and the Participating Insurance Companies own shares of the Funds as depositors for the Contract Owners. Thus, Contract Owners do not vote on such matters directly because they are not shareholders of the Funds. Rather, Nationwide Life and the Participating Insurance Companies and their separate accounts are shareholders and will then vote the shares of the Funds attributable to the Contract Owners in accordance with Contract Owners’ voting instructions. If voting instructions are not received, the separate accounts will vote the shares of the Funds for which voting instructions have not been received in proportion (for, against, or abstain) to those for which timely voting instructions have been received. As a result, those Contract Owners that choose to vote, as compared with their actual percentage of ownership of the Funds, may control the outcome of the vote. Each share of a Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Fund’s shareholders and to Contract Owners.

NFA, which is the investment adviser to several “funds-of-funds” that invest a portion of their assets in the Funds, will vote shares on behalf of those funds-of-funds. As the investment adviser to such “funds-of-funds,” NFA has been delegated proxy voting authority over proxies received by such funds. NFA also is the investment adviser to the Funds.

The foregoing description of Contract Owner voting rights with respect to the Funds is only a brief summary of these rights. Whenever shareholder approval of a matter affecting the Funds is required, the proxy statement sent to shareholders and to Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

PRINCIPAL HOLDERS OF SHARES

As of October 9, 2009, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of any Fund, or class thereof.

To the best knowledge of the Trust, as of October 9, 2009, no person, except as set forth below, owned of record 5% or more of the outstanding shares of any class of the Acquired Fund and the Acquiring Funds. Except as noted, the Trust has no knowledge of beneficial ownership.

		Percentage of the
	Number of Shares	Class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NVIT Money Market Fund Class I
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	1,345,297,823.741	98.70%
NVIT Money Market Fund Class ID
NVIT INVESTOR DESTINATIONS MODERATE FUND 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219	95,631,499.520	36.57%
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219	44,591,507.380	17.05%
NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND 3435 STELZER RD C/O BISYS FUND SERV COLUMBUS OH 43219	33,869,588.950	12.95%

		Percentage of the
	Number of Shares	Class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NVIT CARDINAL BALANCED FUND C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	21,692,424.620	8.30%
NVIT CARDINAL MODERATE FUND C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	20,644,253.710	7.90%
NVIT CARDINAL CONSERVATIVE FUND C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	17,649,250.810	6.75%
NVIT Money Market Fund Class IV
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	58,453,839.320	78.76%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	15,760,391.550	21.24%
NVIT Money Market Fund Class V
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	531,775,839.680	90.08%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH	58,559,058.620	9.92%
NVIT Money Market Fund II
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	307,522,390.630	100.00%

EXHIBITS TO

INFORMATION STATEMENT/PROSPECTUS

Exhibit

A	Form of Plan of Reorganization

OTHER DOCUMENTS INCLUDED WITH
THIS INFORMATION STATEMENT/PROSPECTUS

•	Prospectus of Money Market Fund dated August 31, 2009, as supplemented to date.

EXHIBIT A

PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the “Plan”), made as of this 10th day of September 2009, is adopted by Nationwide Variable Insurance Trust (the “Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on behalf of two of its series, NVIT Money Market Fund (the “Acquiring Fund”) and NVIT Money Market Fund II (the “Acquired Fund”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for Class II shares of beneficial interest, without par value, of the Acquiring Fund (“Acquiring Fund Class II Shares”), (ii) the distribution of Acquiring Fund Class II Shares to the shareholders of Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

1. Sale and Transfer of Assets, Liquidation and Dissolution of the Acquired Fund

(a) Subject to the terms and conditions of this Plan, the Trust, on behalf of the Acquired Fund, will sell, assign, convey, transfer and deliver to the Acquiring Fund, at the Closing provided for in Section 3, all of the then existing assets of the Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Acquired Fund’s costs and expenses of carrying out this Plan (including, but not limited to, brokerage commissions, and subject to Section 10 below), which costs and expenses shall be established on the books of the Acquired Fund as liability reserves, (2) to discharge all of the Acquired Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and (3) to pay such contingent liabilities as the trustees of the Trust shall reasonably deem to exist against the Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Acquired Fund (hereinafter “Net Assets”). The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Trust shall use commercially reasonable efforts to identify all of the Acquired Fund’s liabilities, debts, obligations and duties of any nature, whether accrued absolute, contingent or otherwise (“Liabilities”), prior to the Valuation Date and shall discharge all such known Liabilities on or prior to the Valuation Date. Except as provided in Section 5(h) hereof, in no event will the Acquiring Fund assume or be responsible for any Liabilities of the Acquired Fund.

(b) Subject to the terms and conditions of this Plan, the Trust shall deliver to the Acquired Fund the number of Acquiring Fund Class II Shares determined by dividing the net asset value per share of the Acquired Fund as of Close of Business on the Valuation Date by the net asset value per share of the Acquiring Fund Class II Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund shares as of Close of Business on the Valuation Date.

(c) As soon as practicable following the Closing, the Trust shall dissolve the Acquired Fund and distribute pro rata to the Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Acquiring Fund received by the Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Acquiring Fund will be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.

(d) At the Closing, each outstanding certificate that, prior to Closing, represented shares of beneficial interest of the Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

(e) At the Closing, each shareholder of record of the Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person had on such Distribution Record Date.

2. Valuation

(a) The value of the Acquired Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

(b) The net asset value of a share of beneficial interest of the Acquiring Fund Class II Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(c) The net asset value of a share of beneficial interest of the Acquired Fund shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

(d) The net asset value of the Acquired Fund is based on the amortized cost procedures that have been adopted by the Trust. If, for any period from the date of the Plan up to and including the Valuation Date, the market value per share of the Acquired Fund falls below $1.0000, the Trust shall adhere to the amortized cost procedures, including but not limited to, providing any required notices to the Board of Trustees of the Trust. To the extent that the Acquired Fund has any realized capital losses in excess of any realized capital gains on any of the three Business Days prior to the Valuation Date, Nationwide Fund Advisors will make a contribution to the Acquired Fund in an amount equal to such excess. However, Nationwide Fund Advisors need not make such contribution if it is otherwise mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund. If the difference between the per share net asset value of the Acquired Fund and the Acquiring Fund equals or exceeds $0.001 at the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Trust, the Acquired Fund and the Acquiring Fund shall have the right to postpone the Valuation Date until such time as the per share difference is less than that amount. If such Valuation Date is postponed pursuant to the preceding sentence, then the Acquired Fund and the Acquiring Fund (and Nationwide Fund Advisors) having the per share net asset value (as computed in accordance with the preceding sentence) at the Valuation Date that is $0.001 or more lower than that of the corresponding class of shares of the other Fund shall use commercially reasonable efforts to reduce such difference to less than $0.001 within thirty days. If after thirty days, the difference between the per share net asset value of any class of the Acquired Fund and Acquiring Fund still equals or exceeds $0.001, then either Acquired Fund and the Acquiring Fund shall have the right to terminate the Plan.

3. Closing and Valuation Date

The Valuation Date shall be December 11, 2009, or such later date as the Trust may designate. The Closing shall take place at the principal office of the Trust, 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, at approximately 9:00 a.m., Eastern time, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and the Acquiring Fund is practicable in the judgment of the Trust. The Trust shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to the Acquiring Fund’s Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008. Also, the Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the registered shares of the Acquiring Fund to be delivered at the Closing to said transfer agent or provide evidence that such shares of beneficial interest of the Acquiring Fund have been registered in an open account on the books of the Acquiring Fund.

4. Necessary Findings of Fact by the Trust on behalf of the Acquired Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquired Fund, without par value. Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

(b) The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2008, audited by PricewaterhouseCoopers LLP, and any unaudited financial statements, fairly present the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(c) The books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

(d) The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) At the Closing, the Trust, on behalf of the Acquiring Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(f) The Trust has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Acquired Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing. For all taxable years and all applicable quarters of such years since its inception, the Acquired Fund has met, and will through the Closing continue to meet, the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

(g) There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund’s Registration Statement on Form N-1A under the 1933 Act (“Registration Statement”) filed with the U.S. Securities and Exchange Commission (“Commission”) or the Acquired Fund’s Prospectus.

5. Necessary Findings of Fact by the Trust on behalf of the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, and have full voting rights.

(b) At the Closing, each class of shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Plan to be consummated.

(c) The statement of assets and liabilities of the Acquiring Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (c) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(e) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f) The Trust has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing. For all taxable years and all applicable quarters of such years since its inception, the Acquiring Fund has met, and will through the Closing continue to meet, the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund’s Registration Statement on Form N-1A under the 1933 Act (“Registration Statement”) filed with the U.S. Securities and Exchange Commission (“Commission”) or the Acquiring Fund’s Prospectus.

(h) The Acquiring Fund, by written acknowledgment to the United States Department of Treasury, has agreed to be bound by the Guarantee Agreement and any such amendments between the United States Department of Treasury and the Trust made on behalf of the Acquired Fund, and the Acquiring Fund assumes all of the obligations of the Trust and the Acquired Fund as set forth in the Guarantee Agreement.

6. Necessary Findings of Fact by the Trust on behalf of the Acquired Fund and the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is a statutory trust created under the laws of the State of Delaware on October 28, 2004, as most recently amended and restated on June 17, 2009, and is validly existing and in good standing under the laws of that state. The Trust, of which the Acquired Fund and the Acquiring Fund are separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

(b) The Trust has the necessary trust power and authority to conduct its business and the business of the Acquired Fund and Acquiring Fund as such businesses are now being conducted.

(c) The Trust is not a party to or obligated under any provision of its Amended and Restated Agreement and Declaration of Trust (“Agreement and Declaration of Trust”), By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(d) The Trust has full trust power and authority to enter into and perform its obligations under this Plan and the execution, delivery and performance of this Plan have been validly authorized, and this Plan constitutes its legal and valid obligation.

(e) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(f) Neither the Trust, the Acquired Fund nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(g) There are no legal, administrative or other proceedings or investigations against the Trust, the Acquired Fund or the Acquiring Fund, or, to the Trust’s knowledge, threatened against any of them, that would materially affect their financial condition or their ability to consummate the transactions contemplated by this Plan. The Trust, the Acquired Fund and the Acquiring Fund are not charged with or, to the Trust’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) The Trust has duly filed, on behalf of the Acquired Fund and the Acquiring Fund, as applicable, all Tax (as defined below) returns and reports (including information returns) that are required to have been filed by the Acquired Fund and the Acquiring Fund, respectively, and all such returns and reports accurately state, in all materials respects, the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or the Acquiring Fund, as applicable. The Trust has, on behalf of each of the Acquired Fund and the Acquiring Fund, paid or made provision and properly accounted for all Taxes (as defined below) shown to be due on such Tax returns and reports or on any actual or proposed deficiency assessments received with respect to the Acquired Fund or the Acquiring Fund. The amounts established as provisions for Taxes in the books and records of each of the Acquired Fund and the Acquiring Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Acquired Fund or the Acquiring Fund, as applicable, for all periods or fiscal years (or portions thereof) ending on or before the Close of Business on the Valuation Date. No Tax return filed by the Trust on behalf of the Acquired Fund or the Acquiring Fund is currently being audited by the Internal Revenue Service or by any state or local taxing authority. To the knowledge of the Trust, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of either the Acquired Fund or the Acquiring Fund. As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(i) All information provided by the Trust for inclusion in, or transmittal with, the combined information statement and prospectus with respect to this Plan shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(j) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7. Obligations of the Trust on behalf of the Acquired Fund

(a) The Trust shall operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing.

(b) The Trust, on behalf of the Acquired Fund, shall not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund’s shareholders.

(c) The Trust shall file, by the date of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d) At the Closing, the Trust shall provide:

(1) A statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund.

(2) A copy (which may be in electronic form) of the Acquired Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

(e) The Trust shall take all actions reasonably necessary to obtain approval of the transactions contemplated herein. The Trust shall mail to each shareholder of record a combined information statement and prospectus that complies in all material respects with the applicable provisions of the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder.

(f) At the Closing, the Trust shall provide the statement of the assets and liabilities described in Section 4(d) of this Plan in conformity with the requirements described in such Section.

8. Obligations of the Trust on behalf of the Acquiring Fund

(a) The shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights deemed to have been created pursuant to this Plan.

(b) The Trust shall operate the business of the Acquiring Fund as presently conducted between the date hereof and the Closing.

(c) The Trust shall file, by the date of the Closing, all of the Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d) At the Closing, the Trust shall provide the statement of assets and liabilities described in Section 5(c) of this Plan in conformity with the requirements described in such Section.

(e) The Trust shall have filed with the Commission a Registration Statement relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such

Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective and at the Closing, the prospectus and statement of additional information included in the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9. Conditions Precedent to be Fulfilled by the Trust on behalf of the Acquired Fund and the Acquiring Fund

The consummation of this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

(a) That (1) all the necessary findings of fact contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Trust shall have been performed at or prior to the Closing; and (3) the Trust shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b) The Trust shall provide a copy of the resolutions approving this Plan adopted by the Trust’s Board of Trustees, certified by the Secretary or equivalent officer.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Trust, the Acquired Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

(d) That the Acquired Fund shall have declared a dividend or dividends prior to the Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (determined without regard to Section 852(b)(2)(D) of the Code), the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and all of its net capital gain, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date and for any prior period. Net capital gain has the meaning given such term by Section 1222(11) of the Code.

(e) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Acquiring Fund.

(f) That prior to or at the Closing, the Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and in accordance with customary representations provided by the Trust in certificates delivered to SRSY:

(1) The acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code;

(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Acquired Fund in exchange solely for the voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

(4) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of the Acquired Fund under Section 361(c)(1) of the Code;

(5) The basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

(6) The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund under Section 1223(2) of the Code;

(7) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares in the Acquired Fund for the voting shares (including fractional shares to which they may be entitled) of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 354(a) of the Code;

(8) The basis of the Acquiring Fund shares received by the Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of the Acquired Fund exchanged therefor under Section 358(a)(1) of the Code;

(9) The holding period of the Acquiring Fund shares received by the Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

(10) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Treasury Regulations”)) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

(g) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Trust, to the effect that:

(1) The Trust was created as a statutory trust under the laws of the State of Delaware on October 28, 2004, as most recently amended and restated on June 17, 2009, and is validly existing and in good standing under the laws of the State of Delaware;

(2) The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

(3) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquired Fund and Acquiring Fund;

(4) Assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-Laws of the Trust, and that all other such outstanding shares of the Acquired Fund were sold, issued and paid for in accordance with the terms of the Acquired Fund prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(5) Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Trust’s Agreement and Declaration of Trust and By-Laws, and that all other such outstanding shares of the Acquiring Fund were sold, issued and paid for in accordance with the terms of the Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(6) Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust, the Acquired Fund or the Acquiring Fund;

(7) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Plan;

(8) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws); and

(9) Neither the execution nor performance of this Plan by the Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h) That the Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

(j) That at the Closing, the Trust, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

10. Fees and Expenses; Other Plans

The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by Nationwide Fund Advisors.

11. Termination; Waiver; Order

(a) Anything contained in this Plan to the contrary notwithstanding, the Trust may terminate this Plan and the Reorganization may be abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing.

(b) If the transactions contemplated by this Plan have not been consummated by June 30, 2010, this Plan shall automatically terminate on that date, unless a later date is established by the Trust.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Trust or its trustees, officers, agents or shareholders in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Trust.

(e) The respective necessary findings of fact and obligations contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither the Trust, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such necessary findings of fact or obligations after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Trust against any liability for which such officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Plan without vote or approval of the shareholders of the Acquired Fund, unless such vote is required by applicable law.

12. Liability of the Trust

The Trust acknowledges that: (i) all obligations of the Trust under this Plan are binding only with respect to the Trust, the Acquired Fund and the Acquiring Fund; (ii) any liability of the Trust under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; (iii) any liability of the Trust under this Plan with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and (iv) no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Trust, the Acquired Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Trust.

13. Indemnification

(a) The Acquired Fund shall indemnify and hold harmless, solely out of its assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), the Trust and the trustees and officers of the Trust (for purposes of this Section 13(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Information Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquired Fund. The Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 13(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 13(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 13(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 13(a) without the necessity of the Indemnified Parties’ first paying the same.

(b) The Acquiring Fund shall indemnify and hold harmless, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), the Trust and the trustees and officers of the Trust (for purposes of this Section 13(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Information Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquiring Fund. The Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 13(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 13(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 13(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 13(b) without the necessity of the Indemnified Parties’ first paying the same.

14. Final Tax Returns and Forms 1099 of the Acquired Fund

(a) After the Closing, the Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the Trust with respect to the Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b) Any expenses incurred by the Trust or the Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Acquired Fund to the extent such expenses have been or should have been accrued by the Acquired Fund in the ordinary course without regard to the Reorganization contemplated by this Plan; any excess expenses shall be borne by Nationwide Fund Advisors at the time such Tax returns and Forms 1099 are prepared.

15. Amendments

This Plan may only be amended in writing at the direction of the Board of Trustees of the Trust.

16. Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

The Trust has adopted this Plan of Reorganization and it shall be deemed effective, all as of the day and year first-above written.

Nationwide Variable Insurance Trust, on behalf of NVIT Money Market Fund and NVIT Money Market Fund II.

By:
Michael S. Spangler,
President and Chief Executive Officer

Acknowledged by Nationwide Fund Advisors

By:
Michael S. Spangler,
President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
THE REORGANIZATION

Below is a brief overview of the Plan of Reorganization (the “Plan”). Please read the full text of the Information Statement/Prospectus, which you should retain for future reference. If you need another copy of the Information Statement/Prospectus, please call Nationwide Variable Insurance Trust (the “Trust”) at (800) 848-6331 (toll-free). The Information Statement/Prospectus is also available on the Internet at www.nationwide.com/mutualfunds.

We appreciate your decision to invest with the Trust and we look forward to helping you achieve your financial goals.

What is the Reorganization?

The NVIT Money Market Fund II (“Money Market Fund II”) will merge with and into the NVIT Money Market Fund (“Money Market Fund”) (the “Reorganization”). As a result of the Reorganization, you will cease to be a shareholder of the Money Market Fund II and will become a shareholder of the Money Market Fund. You will receive Class II shares of the Money Market Fund in exchange for your shares of the Money Market Fund II. The Reorganization will occur on a date agreed to by the parties to the Plan, which is currently anticipated to occur on or around December 11, 2009.

Why has the Board proposed the Reorganization?

The Board of Trustees of the Trust (the “Board”) approved the Reorganization upon the recommendation of Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds. This recommendation was based on several factors, including:

•	The Money Market Fund II was originally designed to be a short-term investment vehicle specifically designed for investors that actively and frequently trade the Money Market Fund II shares. However, since inception, shareholder trading within the Money Market Fund II has not been consistent with this design;

•	Assets within the Money Market Fund II also have not grown as expected and shareholders of both Funds could benefit from the combination of both Funds through a larger pool of assets, including realizing possible economies of scale;

•	Shareholders of the Money Market Fund II will immediately realize reduced investment advisory fees and total operating expenses;

•	The investment objectives and restrictions of the Money Market Fund II and the Money Market Fund are identical and the Funds’ investment strategies are substantially similar; and

•	The Reorganization will meet the requirements of the Internal Revenue Code of 1986, as amended, to qualify as a tax-free reorganization.

How will the Reorganization benefit shareholders?

The Board considered a number of factors before approving the Reorganization. After considering these factors, the Board concluded that shareholders of both Funds (as indicated below) will potentially benefit from the Reorganization in the following ways:

•	The Money Market Fund’s performance for each of the one-, three-, and five-year periods ending June 30, 2009, was stronger than that of the Money Market Fund II. (Past performance is not a guarantee of future results.)

•	Shareholders of the Money Market Fund II and the Money Market Fund potentially could benefit from the growth in assets realized by combining the Funds because a larger fund can potentially realize cost savings due to economies of scale from the spreading of fixed costs over a larger asset base. (There can be no assurance, however, that such savings will be realized.) The net expenses for Class II shares of the Money Market Fund, both before and after the Reorganization, are lower than the net expenses of the Money Market Fund II.

•	The Reorganization will be structured as a tax-free reorganization so that for federal income tax purposes: (i) shareholders of the Money Market Fund II will not recognize any gain or loss as a result of the exchange of their shares of the Money Market Fund II for Class II shares of the Money Market Fund; and (ii) the Money Market Fund and its shareholders will not recognize any gain or loss upon receipt of the Money Market Fund II’s assets.

How will the Reorganization work?

Substantially all of the Money Market Fund II’s assets will be transferred to the Money Market Fund in exchange for Class II shares of the Money Market Fund equal in value to the assets of the Money Market Fund II that are transferred to the Money Market Fund. Class II shares of the Money Market Fund will then be distributed pro rata to the Money Market Fund II’s shareholders and the Money Market Fund II will be liquidated and dissolved. The Reorganization will result in shares of the Money Market Fund II being exchanged for Class II shares of the Money Market Fund equal in value to the shares of the Money Market Fund II.

More detailed information about the transfer of assets by the Money Market Fund II and the issuance of shares by the Money Market Fund can be found in the Information Statement/Prospectus.

Will Portfolio Management change?

No. While NFA manages the investment of the Funds’ assets and supervises the daily business affairs of the Funds, NFA also determines the allocation of the Funds’ assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. Both Funds are subadvised by Federated Investment Management Company. Further information about the subadviser can be found in the Information Statement/Prospectus.

What is the anticipated timetable for the Reorganization?

It is currently anticipated that the Reorganization will occur on or around December 11, 2009.

GENERAL INFORMATION

Has the Board approved the Reorganization?

Yes. The Board has unanimously approved the Reorganization.

Am I being asked to vote on the Reorganization?

No. We are not asking you for a proxy or voting instructions and you are requested not to send us a proxy or voting instructions.

How can I find more information on the Reorganization?

You should read the Information Statement/Prospectus that provides details regarding the Reorganization.

STATEMENT OF ADDITIONAL INFORMATION
FOR
NVIT MONEY MARKET FUND

Dated October 19, 2009

Acquisition of the Assets of:

NVIT MONEY MARKET FUND II
(a series of Nationwide Variable Insurance Trust)

By and in exchange for shares of:

NVIT MONEY MARKET FUND
(a series of Nationwide Variable Insurance Trust)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of all of the assets of the NVIT Money Market Fund II (the “Money Market Fund II”) in exchange for Class II shares of the NVIT Money Market Fund (the “Money Market Fund”).

This SAI is not a prospectus; you should read this SAI in conjunction with the Information Statement/Prospectus dated October 19, 2009, relating to the above-referenced transaction. You can request a copy of the Information Statement/Prospectus by calling (800) 848-6331, or by writing to Nationwide Variable Insurance Trust (the “Trust”) at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

This SAI consists of this Cover Page and the following documents, each of which is attached to and is legally considered to be a part of this SAI.

1. Statement of Additional Information of the Money Market Fund, dated August 31, 2009, as previously filed via EDGAR is incorporated herein by reference to Nationwide Variable Insurance Trust’s (the “Trust”) filing under Rule 485(b) filed August 26, 2009, and will be mailed to any shareholder who requests this SAI.

2. Annual Report of the Money Market Fund II for the fiscal year ended December 31, 2008, as previously filed via EDGAR is incorporated herein by reference to the Trust’s N-CSR filed March 6, 2009, and will be mailed to any shareholder who requests this SAI.

3. Annual Report of the Money Market Fund for the fiscal year ended December 31, 2008, as previously filed via EDGAR is incorporated herein by reference to the Trust’s N-CSR filed March 6, 2009, and will be mailed to any shareholder who requests this SAI.

4. Semi-Annual Report of the Money Market Fund II for the period ended June 30, 2009, as previously filed via EDGAR is incorporated herein by reference to the Trust’s N-CSRS filed September 3, 2009, and will be mailed to any shareholder who requests this SAI.

5. Semi-Annual Report of the Money Market Fund for the period ended June 30, 2009, as previously filed via EDGAR is incorporated herein by reference to Trust’s N-CSRS filed September 3, 2009, and will be the mailed to any shareholder who requests this SAI.

6. Pro Forma Financial Statements for the reorganization of the Money Market Fund II into the Money Market Fund.

Pro Forma Combined Statement of Assets and Liabilities
Six Months Ended June 30, 2009 (Unaudited)

				NVIT Money
	NVIT Money Market	NVIT Money Market	Pro Forma	Market Fund Pro
	Fund II	Fund	Adjustments	Forma Combined
Assets:
Investments, at value (cost $339,865,921 and $2,438,309,117, respectively)	$339,865,921	$2,438,309,117	$—	$2,778,175,038
Cash	8,971	58,450	—	67,421
Interest and dividends receivable	123,062	953,880	—	1,076,942
Receivable for capital shares issued	6,296,004	20,515,196	—	26,811,200
Prepaid expenses and other assets	37,051	260,874	—	297,925

Total Assets	346,331,009	2,460,097,517	—	2,806,428,526

Liabilities:
Payable for capital shares redeemed	—	1,314,959	—	1,314,959
Accrued expenses and other payables:
Investment advisory fees	75,856	761,019	—	836,875
Fund administration fees	13,681	94,438	—	108,119
Distribution fees	4,900	—	—	4,900
Administrative service fees	41,088	166,823	—	207,911
Custodian fees	107	10,761	—	10,868
Trustee fees	3,037	10,910	—	13,947
Compliance program costs (Note 3)	2,233	30,383	—	32,616
Professional fees	15,367	58,740	—	74,107
Printing fees	8,191	31,229	—	39,420
Other	559	26,298	—	26,857

Total Liabilities	165,019	2,505,560	—	2,670,579

Net Assets	$346,165,990	$2,457,591,957	$—	$2,803,757,947

Represented by:
Capital	$346,160,982	$2,459,147,532	$—	$2,805,308,514
Accumulated undistributed net investment income	3,818	665	—	4,483
Accumulated net realized gains (losses) from investment transactions	1,190	(1,556,240)	—	(1,555,050)

Net Assets	$346,165,990	$2,457,591,957	$—	$2,803,757,947

Net Assets:
Class I Shares	$—	$1,557,205,245	$—	$1,557,205,245
Class II Shares	346,165,990	—	—	346,165,990
Class IV Shares	—	79,117,033	—	79,117,033
Class V Shares	—	640,452,141	—	640,452,141
Class Y Shares	—	180,817,538	—	180,817,538

Total	$346,165,990	$2,457,591,957	$—	$2,803,757,947

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	—	1,558,197,350	—	1,558,197,350
Class II Shares	346,160,983	—	—	346,160,983
Class IV Shares	—	79,169,529	—	79,169,529
Class V Shares	—	640,863,829	—	640,863,829
Class Y Shares	—	180,920,465	—	180,920,465

Total	346,160,983	2,459,151,173	—	2,805,312,156

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively)
Class I Shares		$1.00	$—	$1.00
Class II Shares	$1.00		$—	$1.00
Class IV Shares		$1.00	$—	$1.00
Class V Shares		$1.00	$—	$1.00
Class Y Shares		$1.00	$—	$1.00

Amounts designated as “—” are zero.

NVIT Money Market Fund
Statement of Investments
As of June 30, 2009 (Unaudited)(e)

	Principal Amount	Market Value

Certificates of Deposit 10.8%

Banks — Foreign 10.8%

Banco Bilbao Vizcaya Argentaria SA
0.97%, 07/06/09	$50,000,000	$50,000,035
1.06%, 11/02/09	25,000,000	25,000,856
Bank of Tokyo — Mitsubishi
1.05%, 07/15/09	75,000,000	75,000,000
0.95%, 07/20/09	25,000,000	25,000,000
Barclays Bank PLC
1.12%, 07/14/09	25,000,000	25,000,000
Calyon North America, Inc.
0.42%, 08/26/09	20,000,000	20,000,000
Security Life of Denver Insurance Co.
2.91%, 08/14/09	20,000,000	20,000,000
Societe Generale Paris
0.62%, 11/23/09	25,000,000	25,000,000

Total Certificates of Deposit (cost $265,000,891)		265,000,891

Commercial Paper 68.4% (a)

Banks — Foreign 3.5%

Landesbank Baden-Wuerttemberg
1.15%, 07/14/09	50,000,000	49,979,236
1.00%, 07/16/09	25,000,000	24,989,583
0.74%, 08/05/09	10,000,000	9,992,806

		84,961,625

Chemicals — Diversified 5.5%

Abbott Laboratories
0.16%, 07/20/09 (b)	4,000,000	3,999,662
BASF SE
0.37%, 08/27/09 (b)	37,230,000	37,208,189
0.55%, 09/25/09 (b)	40,000,000	39,947,445
0.80%, 11/16/09 (b)	40,000,000	39,877,333
0.37%, 11/23/09 (b)	4,000,000	3,994,039
E.I. du Pont de Nemours & Co.
0.23%, 07/07/09 (b)	5,200,000	5,199,808
0.18%, 07/30/09 (b)	6,089,000	6,088,117

		136,314,593

Diversified Financial Services 50.6%

Alpine Securitization Corp.
0.60%, 07/06/09 (b)	50,000,000	49,995,833
0.35%, 08/10/09 (b)	25,000,000	24,990,278
Barton Capital Corp.
0.33%, 07/08/09 (b)	20,000,000	19,998,717
Chariot Funding LLC
0.25%, 07/10/09 (b)	41,000,000	40,997,437
0.40%, 07/28/09 (b)	80,300,000	80,275,910
Clipper Receivables LLC
1.30%, 07/10/09 (b)	100,000,000	99,967,500
Edison Asset Securitization LLC
0.40%, 10/01/09 (b)	82,000,000	81,916,178
0.60%, 12/11/09 (b)	39,700,000	39,592,148
Enterprise Funding LLC
0.45%, 07/07/09 (b)	40,000,000	39,997,000
Fairway Finance Corp.
0.40%, 07/07/09 (b)	45,000,000	44,997,000
0.47%, 07/24/09 (b)	75,000,000	74,977,479
Falcon Asset Securitization Corp.
0.40%, 07/27/09 (b)	50,000,000	49,985,556
FCAR Owners Trust I
1.25%, 08/14/09	91,730,000	91,589,857
1.40%, 09/01/09	10,000,000	9,975,889
General Electric Capital Corp.
0.53%, 07/20/09	25,000,000	24,993,007
0.80%, 07/20/09	10,000,000	9,995,778
0.17%, 07/29/09	18,941,000	18,938,496
Gotham Funding Corp.
0.50%, 08/04/09	26,000,000	25,987,722
Grampian Funding LLC
0.40%, 07/01/09 (b)	54,370,000	54,370,000

	Principal Amount	Market Value
Salisbury Receivables Co.
0.47%, 07/01/09 (b)	25,000,000	25,000,000
0.32%, 08/12/09 (b)	25,000,000	24,990,667
0.33%, 08/21/09 (b)	24,000,000	23,988,780
Salisbury Receivables Co. LLC
0.40%, 07/07/09 (b)	40,000,000	39,997,333
Sheffield Receivables Corp.
0.38%, 07/02/09 (b)	15,000,000	14,999,842
0.50%, 07/06/09 (b)	20,000,000	19,998,611
0.28%, 07/17/09 (b)	15,000,000	14,998,133
0.27%, 07/29/09 (b)	15,000,000	14,996,850
Starbird Funding Corp
0.55%, 08/06/09 (b)	10,000,000	9,994,500
0.35%, 09/10/09 (b)	15,000,000	14,989,646
0.35%, 09/23/09 (b)	80,000,000	79,934,667
Yorktown Capital LLC
0.43%, 08/03/09 (b)	75,000,000	74,970,437

		1,242,401,251

	Principal Amount	Market Value
Commercial Paper (continued)

Diversified Financial Services (continued)

Food — Diversified 1.5%

Coca-Cola Company (The)
0.30%, 11/02/09 (b)	$25,200,000	$25,173,960
Nestle Capital Corp.
0.70%, 10/09/09 (a)(b)	12,500,000	12,475,694

		37,649,654

Household Products 0.9%

Procter & Gamble Co.
0.20%, 08/03/09 (b)	5,000,000	4,999,083
0.16%, 08/05/09 (b)	11,500,000	11,498,211
0.18%, 09/02/09 (b)	4,646,000	4,644,537

		21,141,831

Oil & Gas 1.5%

BP Capital Markets PLC
0.42%, 07/09/09 (b)	3,488,000	3,487,675
0.44%, 07/13/09 (b)	27,400,000	27,395,981
0.35%, 08/10/09 (b)	4,675,000	4,673,182

		35,556,838

Pharmaceutical Preparations 3.0%

Johnson & Johnson
0.25%, 09/28/09 (b)	20,000,000	19,987,639
0.25%, 10/26/09 (b)	25,000,000	24,979,687
Merck & Co Inc.
0.17%, 07/24/09	22,000,000	21,997,611
0.15%, 07/29/09	7,217,000	7,216,158

		74,181,095

Retail 0.4%

Wal-Mart Stores, Inc.
0.75%, 09/08/09 (b)	10,000,000	9,985,625

Sovereign 0.1%

Province of British Columbia
0.55%, 07/13/09	2,933,000	2,932,462

Transportation 1.4%

United Parcel Service, Inc.
0.15%, 08/03/09 (b)	35,400,000	35,395,133

Total Commercial Paper (cost $1,680,520,107)		1,680,520,107

Corporate Bonds 4.2%

Diversified Financial Services 3.9%

American Honda Finance Corp.,
0.81%, 08/26/09 (b)	15,000,000	15,000,000
General Electric Capital Corp. Series A,
0.75%, 08/31/09	75,000,000	75,041,078
1.02%, 05/10/10	7,000,000	6,828,474

		96,869,552

Household Products 0.3%

Procter & Gamble International Fund SCA,
1.22%, 02/08/10	6,000,000	6,000,000

Total Corporate Bonds (cost $102,869,552)		102,869,552

U.S. Government Mortgage Backed Agencies 2.2%

Federal Farm Credit Bank Series 1
1.10%, 11/20/09 (c)	20,000,000	20,000,000
Federal Home Loan Banks
1.17%, 11/05/09 (c)	15,000,000	15,000,000
Federal Home Loan Mortgage Corp.
4.13%, 11/30/09	20,000,000	20,261,492

Total U.S. Government Mortgage Backed Agencies (cost $55,261,492)		55,261,492

	Principal Amount	Market Value
U.S. Government Sponsored & Agency Obligations 5.6%

Fannie Mae
0.50%, 11/16/09 (a)	16,890,000	16,857,627
Federal Home Loan Banks Series 1
1.05%, 02/23/10	20,000,000	19,986,804
0.85%, 03/11/10 (c)	11,000,000	10,999,006
0.80%, 06/18/10	30,000,000	30,000,000
0.70%, 06/25/10	24,430,000	24,430,000
0.72%, 06/28/10	35,000,000	35,000,000

Total U.S. Government Sponsored & Agency Obligations (cost $137,273,437)		137,273,437

	Principal Amount	Market Value
Mutual Funds 8.0%

Blackrock Liquidity Funds Tempcash Portfolio
0.49%	$110,159,571	$110,159,571
Blackrock Liquidity Funds Tempfund Portfolio
0.44%	87,224,067	87,224,067

Total Mutual Funds (cost $197,383,638)		197,383,638

Total Investments (Cost $2,438,309,117) (d) — 99.2%		2,438,309,117
Other assets in excess of liabilities — 0.8%		19,282,840

NET ASSETS — 100.0%		$2,457,591,957

(a) The rate reflected in the Statement of Investments is the discount rate at the time of purchase.
(b) Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investros. These securities were deemed liquidate pursuant to procedurs appoved by the Board of Trustees. The aggregate value of these seucirites at June 30, 2009 was $1,396,931,502 which represents 56.84% of net assets.
(c) Variable Rate Security. The rate reflected in the Pro Forma Combined Statement of Investments is the rate in effect on June 30, 2009. The maturity date represents the actual maturity date.
(d) See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.
(e) As of June 30, 2009, all of the holdings of the Acquired Fund would comply with the investment restrictions or compliance guidelines of the Acquiring Fund.
LLC — Limited Liability Company
PLC — Public Company
SA — Stock Company
SCA — Limited partnership with share capital
SE — Sweden

NVIT Money Market Fund II
Statement of Investments
As of June 30, 2009 (Unaudited)(d)

	Principal Amount	Market Value
Certificates of Deposit 9.0%

Banks — Foreign 9.0%

Banco Bilbao Vizcaya Argentaria SA
0.97%, 07/06/09	$10,000,000	$10,000,007
1.06%, 11/02/09	4,000,000	4,000,137
Bank of Tokyo — Mitsubishi
0.64%, 08/11/09	5,000,000	5,000,000
Barclays Bank PLC
1.12%, 07/14/09	5,000,000	5,000,000
Societe Generale Paris
0.62%, 11/23/09	7,000,000	7,000,000

Total Certificates of Deposit (cost $31,000,144)		31,000,144

Commercial Paper 78.0% (a)

Banks — Foreign 2.9%

Landesbank Baden-Wuerttemberg
1.15%, 07/14/09	10,000,000	9,995,847

Chemicals — Diversified 14.3%

Abbott Laboratories
0.16%, 07/20/09	15,000,000	14,998,733
BASF SE
0.60%, 09/25/09	6,000,000	5,991,400
0.52%, 10/13/09	9,000,000	8,986,480
0.80%, 11/16/09	2,000,000	1,993,867
E.I. du Pont de Nemours & Co.
0.17%, 07/28/09	11,400,000	11,398,546
0.18%, 07/30/09	6,223,000	6,222,098

		49,591,124

Diversified Financial Services 52.0%

Alpine Securitization Corp.
0.60%, 07/06/09	18,000,000	17,998,500
Chariot Funding LLC
0.25%, 07/10/09	4,000,000	3,999,750
0.40%, 07/28/09	10,000,000	9,997,000
Clipper Receivables LLC
1.30%, 07/10/09	10,000,000	9,996,750
Edison Asset Securitization LLC
0.55%, 07/15/09	4,000,000	3,999,144
0.25%, 07/29/09	900,000	899,825
0.60%, 12/11/09	12,750,000	12,715,362
Enterprise Funding LLC
0.45%, 07/07/09	15,000,000	14,998,875
0.38%, 09/02/09	3,000,000	2,998,005
Falcon Asset Securitization Corp.
0.30%, 09/02/09	14,000,000	13,992,650
FCAR Owners Trust I
1.25%, 08/14/09	16,750,000	16,724,410
General Electric Capital Corp.
0.53%, 07/20/09	10,000,000	9,997,203
0.23%, 07/23/09	2,000,000	1,999,719
0.17%, 07/29/09	15,650,000	15,647,931
Gotham Funding Corp.
0.40%, 07/06/09	8,000,000	7,999,556
Grampian Funding LLC
0.40%, 07/01/09	5,770,000	5,770,000
Jupiter Securitization Co. LLC
0.28%, 07/20/09	1,000,000	999,852
0.28%, 07/22/09	6,500,000	6,498,938
Salisbury Receivables Co.
0.47%, 07/01/09	3,000,000	3,000,000
0.32%, 08/12/09	5,000,000	4,998,133
0.33%, 08/21/09	1,000,000	999,533
Sheffield Receivables Corp.
0.50%, 07/06/09	10,000,000	9,999,306
Starbird Funding Corp
0.40%, 09/03/09	3,600,000	3,597,440

		179,827,882

Household Products 1.4%

Procter & Gamble Co.
0.20%, 08/03/09	3,000,000	2,999,450
0.20%, 09/22/09	1,800,000	1,799,170

		4,798,620

Pharmaceutical Preparations 6.6%

Johnson & Johnson
0.25%, 09/28/09	5,000,000	4,996,910
Merck & Co Inc.
0.17%, 07/24/09	18,000,000	17,998,045

		22,994,955

	Principal Amount	Market Value
Commercial Paper (continued)

Transportation 0.8%

United Parcel Service, Inc.
0.15%, 08/03/09	$2,900,000	$2,899,601

Total Commercial Paper (cost $270,108,029)		270,108,029

Corporate Bonds 2.5%

Diversified Financial Services 1.3%

General Electric Capital Corp. Series A,
0.75%, 08/31/09 (b)	2,000,000	2,001,095
1.12%, 10/26/09 (b)	1,000,000	993,770
3.75%, 12/15/09	1,500,000	1,510,553

		4,505,418

Household Products 0.9%

Procter & Gamble International Fund SCA,
1.22%, 02/08/10 (b)	3,000,000	3,000,000

Retail 0.3%

Wal-Mart Stores, Inc.,
6.88%, 08/10/09	1,065,000	1,072,491

Total Corporate Bonds (cost $8,577,909)		8,577,909

U.S. Government Sponsored & Agency Obligations 4.0%

Federal Home Loan Banks Series 1
1.05%, 02/23/10	5,000,000	4,996,701
0.85%, 03/11/10 (b)	4,000,000	3,999,638
0.72%, 06/28/10	5,000,000	5,000,000

Total U.S. Government Sponsored & Agency Obligations (cost $13,996,339)		13,996,339

Mutual Funds 4.7% (b)

Blackrock Liquidity Funds Tempcash Portfolio
0.49%	15,271,148	15,271,148
Blackrock Liquidity Funds Tempfund Portfolio
0.44%	912,352	912,352

Total Mutual Funds (cost $16,183,500)		16,183,500

Total Investments (Cost $339,865,921) (c) — 98.2%		339,865,921
Other assets in excess of liabilities — 1.8%		6,300,069

NET ASSETS — 100.0%		$346,165,990

(a) The rate reflected in the Statement of Investments is the discount rate at the time of purchase.

(b) Variable Rate Security. The rate reflected in the Pro Forma Combined Statement of Investments is the rate in effect on June 30, 2009. The maturity date represents the actual maturity date.

(c) See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

(d) As of June 30, 2009, all of the holdings of the Acquired Fund would comply with the investment restrictions or compliance guidelines of the Acquiring Fund.

LLC — Limited Liability Company

PLC — Public Company

SA — Stock Company

SCA — Limited partnership with share capital

SE — Sweden

Pro Forma Combined Statement of Investments
As of June 30, 2009 (Unaudited)(e)

			NVIT Money			NVIT Money
	NVIT Money	NVIT Money	Market Fund Pro	NVIT Money	NVIT Money	Market Fund Pro
	Market Fund II	Market Fund	Forma Combined	Market Fund II	Market Fund	Forma Combined
	Principal Amount	Principal Amount	Principal Amount	Market Value	Market Value	Market Value
Certificates of Deposit 10.6%

Banks — Foreign 10.6%

Banco Bilbao Vizcaya Argentaria SA
0.97%, 07/06/09	$10,000,000	$50,000,000	$60,000,000	$10,000,007	$50,000,035	$60,000,042
1.06%, 11/02/09	4,000,000	25,000,000	29,000,000	4,000,137	25,000,856	29,000,993
Bank of Tokyo — Mitsubishi
1.05%, 07/15/09	—	75,000,000	75,000,000	—	75,000,000	75,000,000
0.95%, 07/20/09	—	25,000,000	25,000,000	—	25,000,000	25,000,000
0.64%, 08/11/09	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Barclays Bank PLC
1.12%, 07/14/09	5,000,000	25,000,000	30,000,000	5,000,000	25,000,000	30,000,000
Calyon North America, Inc.
0.42%, 08/26/09	—	20,000,000	20,000,000	—	20,000,000	20,000,000
Security Life of Denver Insurance Co.
2.91%, 08/14/09	—	20,000,000	20,000,000	—	20,000,000	20,000,000
Societe Generale Paris
0.62%, 11/23/09	7,000,000	25,000,000	32,000,000	7,000,000	25,000,000	32,000,000

Total Certificates of Deposit (cost $296,001,035)						296,001,035

Commercial Paper 69.6% (a)

Banks — Foreign 3.4%

Landesbank Baden-Wuerttemberg
1.15%, 07/14/09	10,000,000	50,000,000	60,000,000	9,995,847	49,979,236	59,975,083
1.00%, 07/16/09	—	25,000,000	25,000,000	—	24,989,583	24,989,583
0.74%, 08/05/09	—	10,000,000	10,000,000	—	9,992,806	9,992,806

						94,957,472

Chemicals — Diversified 6.6%

Abbott Laboratories
0.16%, 07/20/09 (b)	15,000,000	4,000,000	19,000,000	14,998,733	3,999,662	18,998,395
BASF SE
0.37%, 08/27/09 (b)	—	37,230,000	37,230,000	—	37,208,189	37,208,189
0.55%, 09/25/09 (b)	6,000,000	40,000,000	46,000,000	5,991,400	39,947,445	45,938,845
0.52%, 10/13/09	9,000,000	—	9,000,000	8,986,480	—	8,986,480
0.80%, 11/16/09 (b)	2,000,000	40,000,000	42,000,000	1,993,867	39,877,333	41,871,200
0.37%, 11/23/09 (b)	—	4,000,000	4,000,000	—	3,994,039	3,994,039
E.I. du Pont de Nemours & Co.
0.23%, 07/07/09 (b)	—	5,200,000	5,200,000	—	5,199,808	5,199,808
0.17%, 07/28/09	11,400,000	—	11,400,000	11,398,546	—	11,398,546
0.18%, 07/30/09 (b)	6,223,000	6,089,000	12,312,000	6,222,098	6,088,117	12,310,215

						185,905,717

Diversified Financial Services 50.7%

Alpine Securitization Corp.
0.60%, 07/06/09 (b)	18,000,000	50,000,000	68,000,000	17,998,500	49,995,833	67,994,333
0.35%, 08/10/09 (b)	—	25,000,000	25,000,000	—	24,990,278	24,990,278
Barton Capital Corp.
0.33%, 07/08/09 (b)	—	20,000,000	20,000,000	—	19,998,717	19,998,717
Chariot Funding LLC
0.25%, 07/10/09 (b)	4,000,000	41,000,000	45,000,000	3,999,750	40,997,437	44,997,187
0.40%, 07/28/09 (b)	10,000,000	80,300,000	90,300,000	9,997,000	80,275,910	90,272,910
Clipper Receivables LLC
1.30%, 07/10/09 (b)	10,000,000	100,000,000	110,000,000	9,996,750	99,967,500	109,964,250
Edison Asset Securitization LLC
0.55%, 07/15/09	4,000,000	—	4,000,000	3,999,144	—	3,999,144
0.25%, 07/29/09	900,000	—	900,000	899,825	—	899,825
0.40%, 10/01/09 (b)	—	82,000,000	82,000,000	—	81,916,178	81,916,178
0.60%, 12/11/09 (b)	12,750,000	39,700,000	52,450,000	12,715,362	39,592,148	52,307,510
Enterprise Funding LLC
0.45%, 07/07/09 (b)	15,000,000	40,000,000	55,000,000	14,998,875	39,997,000	54,995,875
0.38%, 09/02/09	3,000,000	—	3,000,000	2,998,005	—	2,998,005
Fairway Finance Corp.
0.40%, 07/07/09 (b)	—	45,000,000	45,000,000	—	44,997,000	44,997,000
0.47%, 07/24/09 (b)	—	75,000,000	75,000,000	—	74,977,479	74,977,479
Falcon Asset Securitization Corp.
0.40%, 07/27/09 (b)	—	50,000,000	50,000,000	—	49,985,556	49,985,556
0.30%, 09/02/09	14,000,000	—	14,000,000	13,992,650		13,992,650
FCAR Owners Trust I
1.25%, 08/14/09	16,750,000	91,730,000	108,480,000	16,724,410	91,589,857	108,314,267
1.40%, 09/01/09	—	10,000,000	10,000,000	—	9,975,889	9,975,889
General Electric Capital Corp.
0.53%, 07/20/09	10,000,000	25,000,000	35,000,000	9,997,203	24,993,007	34,990,210
0.80%, 07/20/09	—	10,000,000	10,000,000	—	9,995,778	9,995,778
0.23%, 07/23/09	2,000,000	—	2,000,000	1,999,719	—	1,999,719
0.17%, 07/29/09	15,650,000	18,941,000	34,591,000	15,647,931	18,938,496	34,586,427
Gotham Funding Corp.
0.40%, 07/06/09	8,000,000	—	8,000,000	7,999,556	—	7,999,556
0.50%, 08/04/09	—	26,000,000	26,000,000		25,987,722	25,987,722
Grampian Funding LLC
0.40%, 07/01/09 (b)	5,770,000	54,370,000	60,140,000	5,770,000	54,370,000	60,140,000
Jupiter Securitization Co. LLC
0.28%, 07/20/09	1,000,000	—	1,000,000	999,852	—	999,852
0.28%, 07/22/09	6,500,000	—	6,500,000	6,498,938	—	6,498,938
Salisbury Receivables Co.
0.47%, 07/01/09 (b)	3,000,000	25,000,000	28,000,000	3,000,000	25,000,000	28,000,000
0.32%, 08/12/09 (b)	5,000,000	25,000,000	30,000,000	4,998,133	24,990,667	29,988,800
0.33%, 08/21/09 (b)	1,000,000	24,000,000	25,000,000	999,533	23,988,780	24,988,313

			NVIT Money			NVIT Money
	NVIT Money	NVIT Money	Market Fund Pro	NVIT Money	NVIT Money	Market Fund Pro
	Market Fund II	Market Fund	Forma Combined	Market Fund II	Market Fund	Forma Combined
	Principal Amount	Principal Amount	Principal Amount	Market Value	Market Value	Market Value
Commercial Paper (continued)
Diversified Financial Services (continued)

Salisbury Receivables Co. LLC,
0.40%, 07/07/09 (b)	—	40,000,000	40,000,000	—	39,997,333	39,997,333
Sheffield Receivables Corp.
0.38%, 07/02/09 (b)	—	15,000,000	15,000,000	—	14,999,842	14,999,842
0.50%, 07/06/09 (b)	10,000,000	20,000,000	30,000,000	9,999,306	19,998,611	29,997,917
0.28%, 07/17/09 (b)	—	15,000,000	15,000,000	—	14,998,133	14,998,133
0.27%, 07/29/09 (b)	—	15,000,000	15,000,000	—	14,996,850	14,996,850
Starbird Funding Corp
0.55%, 08/06/09 (b)	—	10,000,000	10,000,000	—	9,994,500	9,994,500
0.40%, 09/03/09	3,600,000	—	3,600,000	3,597,440		3,597,440
0.35%, 09/10/09 (b)	—	15,000,000	15,000,000	—	14,989,646	14,989,646
0.35%, 09/23/09 (b)	—	80,000,000	80,000,000	—	79,934,667	79,934,667
Yorktown Capital LLC
0.43%, 08/03/09 (b)	—	75,000,000	75,000,000	—	74,970,437	74,970,437

						1,422,229,133

Food — Diversified 1.3%

Coca-Cola Company (The)
0.30%, 11/02/09 (b)	—	25,200,000	25,200,000	—	25,173,960	25,173,960
Nestle Capital Corp.
0.70%, 10/09/09 (a)(b)	—	12,500,000	12,500,000	—	12,475,694	12,475,694

						37,649,654

Household Products 0.9%

Procter & Gamble Co.
0.20%, 08/03/09 (b)	3,000,000	5,000,000	8,000,000	2,999,450	4,999,083	7,998,533
0.16%, 08/05/09 (b)	—	11,500,000	11,500,000	—	11,498,211	11,498,211
0.18%, 09/02/09 (b)	—	4,646,000	4,646,000	—	4,644,537	4,644,537
0.20%, 09/22/09	1,800,000	—	1,800,000	1,799,170	—	1,799,170

						25,940,451

Oil & Gas 1.3%

BP Capital Markets PLC
0.42%, 07/09/09 (b)	—	3,488,000	3,488,000	—	3,487,675	3,487,675
0.44%, 07/13/09 (b)	—	27,400,000	27,400,000	—	27,395,981	27,395,981
0.35%, 08/10/09 (b)	—	4,675,000	4,675,000	—	4,673,182	4,673,182

						35,556,838

Pharmaceutical Preparations 3.5%

Johnson & Johnson
0.25%, 09/28/09 (b)	5,000,000	20,000,000	25,000,000	4,996,910	19,987,639	24,984,549
0.25%, 10/26/09 (b)	—	25,000,000	25,000,000	—	24,979,687	24,979,687
Merck & Co Inc.
0.17%, 07/24/09	18,000,000	22,000,000	40,000,000	17,998,045	21,997,611	39,995,656
0.15%, 07/29/09	—	7,217,000	7,217,000	—	7,216,158	7,216,158

						97,176,050

Retail 0.4%

Wal-Mart Stores, Inc.
0.75%, 09/08/09 (b)	—	10,000,000	10,000,000	—	9,985,625	9,985,625

Sovereign 0.1%

Province of British Columbia
0.55%, 07/13/09	—	2,933,000	2,933,000	—	2,932,462	2,932,462

Transportation 1.4%

United Parcel Service, Inc.
0.15%, 08/03/09 (b)	2,900,000	35,400,000	38,300,000	2,899,601	35,395,133	38,294,734

Total Commercial Paper (cost $1,950,628,136)						1,950,628,136

Corporate Bonds 3.9% (c)

Diversified Financial Services 3.6%

American Honda Finance Corp.
0.81%, 08/26/09 (b)	—	15,000,000	15,000,000	—	15,000,000	15,000,000
General Electric Capital Corp. Series A
0.75%, 08/31/09 (c)	2,000,000	75,000,000	77,000,000	2,001,095	75,041,078	77,042,173
1.12%, 10/26/09 (c)	1,000,000	—	1,000,000	993,770	—	993,770
3.75%, 12/15/09	1,500,000	—	1,500,000	1,510,553	—	1,510,553
1.02%, 05/10/10	—	7,000,000	7,000,000	—	6,828,474	6,828,474

						101,374,970

Household Products 0.3%

Procter & Gamble International Fund SCA
1.22%, 02/08/10 (c)	3,000,000	6,000,000	9,000,000	3,000,000	6,000,000	9,000,000

Retail 0.0%

Wal-Mart Stores, Inc.
6.88%, 08/10/09	1,065,000	—	1,065,000	1,072,491	—	1,072,491

Total Corporate Bonds (cost $111,447,461)						111,447,461

			NVIT Money			NVIT Money
	NVIT Money	NVIT Money	Market Fund Pro	NVIT Money	NVIT Money	Market Fund Pro
	Market Fund II	Market Fund	Forma Combined	Market Fund II	Market Fund	Forma Combined
	Principal Amount	Principal Amount	Principal Amount	Market Value	Market Value	Market Value
U.S. Government Mortgage Backed Agencies 2.0%

Federal Farm Credit Bank Series 1
1.10%, 11/20/09 (c)	—	20,000,000	20,000,000	—	20,000,000	20,000,000
Federal Home Loan Banks
1.17%, 11/05/09 (c)	—	15,000,000	15,000,000	—	15,000,000	15,000,000
Federal Home Loan Mortgage Corp.
4.13%, 11/30/09	—	20,000,000	20,000,000	—	20,261,492	20,261,492

Total U.S. Government Mortgage Backed Agencies (cost $55,261,492)						55,261,492

U.S. Government Sponsored & Agency Obligations 5.4%

Fannie Mae
0.50%, 11/16/09 (a)	—	16,890,000	16,890,000	—	16,857,627	16,857,627
Federal Home Loan Banks Series 1
1.05%, 02/23/10	5,000,000	20,000,000	25,000,000	4,996,701	19,986,804	24,983,505
0.85%, 03/11/10 (c)	4,000,000	11,000,000	15,000,000	3,999,638	10,999,006	14,998,644
0.80%, 06/18/10	—	30,000,000	30,000,000	—	30,000,000	30,000,000
0.70%, 06/25/10	—	24,430,000	24,430,000	—	24,430,000	24,430,000
0.72%, 06/28/10	5,000,000	35,000,000	40,000,000	5,000,000	35,000,000	40,000,000

Total U.S. Government Sponsored & Agency Obligations (cost $151,269,776)						151,269,776

Mutual Funds 7.6% (c)

Blackrock Liquidity Funds Tempcash Portfolio
0.49%	15,271,148	110,159,571	125,430,719	15,271,148	110,159,571	125,430,719
Blackrock Liquidity Funds Tempfund Portfolio
0.44%	912,352	87,224,067	88,136,419	912,352	87,224,067	88,136,419

Total Mutual Funds (cost $213,567,138)						213,567,138

Total Investments (Cost $2,778,175,038) (d) — 99.1%						2,778,175,038
Other assets in excess of liabilities — 0.9%						25,582,909

NET ASSETS — 100.0%						$2,803,757,947

(a) The rate reflected in the Pro Forma Combined Statement of Investments is the discount rate at the time of purchase.

(b) Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. These securities were deemed liquidate pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2009 was $1,531,506,770 which represents 54.62% of net assets.

(c) Variable Rate Security. The rate reflected in the Pro Forma Combined Statement of Investments is the rate in effect on June 30, 2009. The maturity date represents the actual maturity date.

(d) See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

(e) As of June 30, 2009, all of the holdings of the Acquired Fund would comply with the investment restrictions or compliance guidelines of the Acquiring Fund.

LLC — Limited Liability Company

PLC — Public Company

SA — Stock Company

SCA — Limited partnership with share capital

SE — Sweden

Amounts designated as “—” are zero.

Pro Forma Combined Statement of Operations
For the 12 Months Ended June 30, 2009 (Unaudited)

						NVIT Money
						Market Fund
	NVIT Money Market	NVIT Money Market	Pro Forma			Pro Forma
	Fund II	Fund	Adjustments			Combined
INVESTMENT INCOME:
Dividend income	$46,180	$361,036	$—			$407,216
Interest income	3,755,001	36,402,111	—			40,157,112

Total Income	3,801,181	36,763,147	—			40,564,328

EXPENSES:
Investment advisory fees	1,822,152	10,003,449	(496,898)	(a	)	11,328,703
Fund administration fees	166,875	1,159,895	—			1,326,770
Distribution fees — Class II Shares	911,337	—	—			911,337
Administrative services fees — Class I Shares	—	2,744,231	—			2,744,231
Administrative services fees — Class II Shares	568,592	—	—			568,592
Administrative services fees — Class IV Shares	—	130,282	—			130,282
Administrative services fees — Class V Shares	—	461,129	—			461,129
Custodian fees	10,031	111,489	—			121,520
Trustee fees	5,907	86,509	—			92,416
Compliance program costs (Note 3)	3,985	44,645	—			48,630
Professional fees	25,724	510,230	—			535,954
Printing fees	13,966	196,899	—			210,865
Other	215,689	1,035,388	—			1,251,077

Total expenses before earnings credits and expenses waived/reimbursed	3,744,258	16,484,146	(496,898)			19,731,506
Earnings credit (Note 4)	(6,630)	(8,020)	—			(14,650)
Administrative services fee voluntarily waived — Class I Shares (Note 3)	—	(469,627)	—			(469,627)
Administrative services fee voluntarily waived — Class II Shares (Note 3)	(36,814)	—	—			(36,814)
Administrative services fee voluntarily waived — Class V Shares (Note 3)	—	(77,522)	—			(77,522)
Investment advisory fees voluntarily waived (Note 3)	(779,500)	(47,878)	496,898	(b	)	(330,480)
Distribution fees voluntarily waived (Note 3)	(359,487)	—	—			(359,487)
Expenses reimbursed by the Advisor	(30,452)	(365,753)	—			(396,205)

Net expenses	2,531,375	15,515,346	—			18,046,721

	1,269,806	21,247,801	—			22,517,607

NET INVESTMENT INCOME

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,750	71,769	—			73,519

Net realized/unrealized gains from investments	1,750	71,769	—			73,519

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,271,556	$21,319,570	$—			$22,591,126

(a) Adjustment to reflect a reduction in fees due to the different tiered rate structure.

(b) Adjustment to reflect a reduction in waiver due to a decrease in the related fee.

NVIT Money Market Fund
Pro Forma Notes to Financial Statements
June 30, 2009 (Unaudited)
1. Organization
Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, which was originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, June 30, 1981, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of June 30, 2009, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements of the NVIT Money Market Fund (the “Fund”) (formerly “Nationwide NVIT Money Market Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.
Basis of Pro forma Presentation
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the NVIT Money Market Fund II by the Fund, as if such acquisition had taken place as of June 30, 2009. Under the terms of the Plan of Reorganization, the combination of the NVIT Money Market II Fund and the Fund will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition (the “Transaction”) of the net assets of the NVIT Money Market Fund II in exchange for shares of the Fund at net asset value. The statement of assets and liabilities of NVIT Money Market Fund II and the Fund have been combined as of and for the six-months ended June 30, 2009. The statement of operations of NVIT Money Market Fund II and the Fund have been combined as of and for the twelve months ended June 30, 2009. The accompanying pro forma financial statements should be read in conjunction with the financial statements of NVIT Money Market Fund II and the Fund included in their semi-annual dated June 30, 2009. The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of NVIT Money Market Fund II by the Fund had taken place as of June 30, 2009.
The Money Market Fund is the surviving fund for accounting purposes.
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.
(a) Security Valuation
Investments of the Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act. Shares of other investment companies that are managed pursuant to Rule 2a-7 of the 1940 Act (“Other Money Market Funds”) in which the Fund invests are valued at their respective net asset values (“NAV”s) as reported by such Other Money Market Funds.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), which is effective for the Fund’s financial statements issued after November 15, 2007. This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are summarized below:
•	Level 1—quoted prices in active markets for identical assets

•	Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009:

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable
Asset Type	Prices	Inputs	Inputs	Total

Certificates of Deposit	$—	$296,001,035	$—	$296,001,035

Commercial Paper	—	1,950,628,136	—	1,950,628,136

Corporate Bonds	—	111,447,461	—	111,447,461

U.S. Government Mortgage Backed Agencies	—	55,261,492	—	55,261,492

U.S. Government Sponsored & Agency Obligations	—	151,269,776	—	151,269,776

Mutual Funds	213,567,138	—	—	213,567,138

Total	$233,567,138	$2,544,607,900	$—	$2,778,175,038

Amounts designated as “—“ are zero
(b) Credit Derivatives
In September 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. FAS 133-1 and FASB Interpretation Number 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“FSP FAS 133-1”). FSP FAS 133-1 is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. FSP FAS 133-1 amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to require financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. FSP FAS 133-1 also amends FASB Interpretation Number 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require disclosure of the current status of the payment/performance risk of a guarantee. FSP FAS 133-1 is effective for reporting periods (annual or interim) beginning after November 15, 2008. Management has concluded that adoption of the Amendments did not impact the Fund’s financial statement disclosures.
(c) Repurchase Agreements
The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or a qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of June 30, 2009, the Fund did not hold any repurchase agreements.
(d) Security Transactions and Investment Income
Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.
(e) Distributions to Shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as distributions of paid-in-capital.
(f) Federal Income Taxes
It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the filer may incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2005 to 2008 remain subject to examination by the Internal Revenue Service.
Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(g) Allocation of Expenses, Income, and Gains and Losses
Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all series within the Trust. The method for allocating income, Fund expenses, and realized and unrealized gains or losses to each class of shares of the Fund is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
3. Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Federated Investment Management Company (“Federated”) (the “subadviser”) became subadviser to the Fund effective April 2, 2009. Nationwide Asset Management, LLC (“NWAM”), an affiliate of NFA, was subadviser to the Fund through April 1, 2009. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.
Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual rate).

Fee Schedule	Total Fees

Up to $1 billion	0.40%
$1 billion up to $2 billion	0.38%
$2 billion up to $5 billion	0.36%
$5 billion or more	0.34%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadvisers $669,539, of which $486,657 was paid to affiliated subadvisers, for the six months ended June 30, 2009.
The Trust and the Adviser have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding taxes, interest, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, short sale dividend expenses, other expenditures which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.50% for the Fund’s Class IV shares until April 30, 2010.
NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA.
As of June 30, 2009, the cumulative potential reimbursements by the Fund were:

Fiscal Year	Fiscal Year	Six Months Ended
2007	2008	June 30, 2009
Amount	Amount	Amount

$89,226	$91,053	$65,280
Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive Fund, the NVIT Investor Destinations Moderately Aggressive Fund, the NVIT Investor Destinations Moderate Fund, the NVIT Investor Destinations Moderately Conservative Fund, the NVIT Investor Destinations Conservative Fund, the NVIT Investor Destinations Capital Appreciation Fund, and the NVIT Investor Destinations Balanced Fund (collectively, the “Investor Destinations Funds”) and the NVIT Cardinal Aggressive Fund, the NVIT Cardinal Moderately Aggressive Fund, the NVIT Cardinal Capital Appreciation Fund, the NVIT Cardinal Moderate Fund, the NVIT Cardinal Balanced Fund, the NVIT Cardinal Moderately Conservative Fund, and the NVIT Cardinal Conservative Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset-

based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.
NFA has entered into an agreement with a third party service provider to provide sub-administration services to the Fund. NFM has entered into an agreement with a third party service provider to provide sub-transfer agency services to the Fund.
Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, 0.25% of the average daily net assets of Class II, 0.20% of the average daily net assets of Class IV shares and 0.10% of the average daily net assets of Class V shares of the Fund.
For the twelve months ended June 30, 2009, NFS received $3,904,234 in Administrative Services fees from the Fund.
Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFA and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program, subject to the pre-approval of the Trust’s Audit Committee. For the twelve months ended June 30, 2009, the Fund’s portion of such costs was $30,487.
In the prior year, NWAM, the subadviser to the Fund, made a capital contribution of $900,000 to the Fund in connection with a $900,000 loss realized by the Fund on sale of securities.
For the twelve month period ending June 30, 2009, NFA agreed to reimburse the Fund for $396,205 for certain expenses.
During the twelve month period ending June 30, 2009, NFA voluntarily waived investment advisory fees payable by the Fund in an amount equal to $330,480. Nationwide Financial Services, Inc. (“NFS”), the parent company of NFA, NFD and NFM, waived an amount equal to $583,963 in fees payable to it by Class I, Class II and Class V shares of the Fund during the same period pursuant to the Trust’s Administrative Services Plan. Each of these fee waivers was agreed to voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by the Fund of any of the amounts waived. Such waivers may be discontinued at any time, and neither of NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.
4. Bank Loans and Earnings Credit
The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.07% per year on $100,000,000, and expires on July 23, 2009. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended June 30, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earnings credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.
5. Investment Transactions
For the six months ended June 30, 2009, the Fund had short-term purchases of $756,334,449 and sales of $6,763,023 of U.S. government securities.
6. Indemnifications
Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.
7. New Accounting Pronouncements
In April 2009, the FASB issued FASB Staff Position 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP FAS 157-4”). FSP FAS 157-4 supersedes FSP FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active, and provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FSP FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosures required by FASB 157 will be expanded for each major category of assets. FSP FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management has concluded that the adoption of FSP FAS 157-4 did not materially impact the financial statement amounts.
8. Other
In response to credit market instability, the United States Department of the Treasury (the “Treasury Department”), on September 22, 2008, made available certain funds from its Exchange Stabilization Fund on a temporary basis to assist money market funds in paying redeeming shareholders $1.00 per share. The Treasury Department’s Temporary Guarantee for Money Market Funds (the “Program”) is limited to assets in money market funds as of the close of business on September 19, 2008 and to shareholders of record as of that date. Participating money market funds are required to pay premiums to participate in the Program. The guarantee would be triggered if a participating money market fund liquidated within thirty days of its net asset value per share falling below $0.995. Upon such liquidation, the Program would make up the difference between the liquidation net asset value per share and $1.00.

On October 3, 2008, the Board approved the participation of the Fund in the Program for the Program’s initial three-month period. The Fund paid the required premium of $295,265, equivalent to 0.01% of the Fund’s NAV as of September 19, 2008 required for the Fund to participate in the Program.
On December 3, 2008, the Board approved the extension until April 30, 2009, of the participation of the Fund in the Program. The Fund paid the required premium of $442,897, equivalent to 0.015% of the Fund’s NAV as of September 19, 2008, to participate in the Program extension.
On April 8, 2009, the Board approved the extension until September 18, 2009, of the participation of the Fund in the Program. The Fund paid the required premium of $442,897, equivalent to 0.015% of the Fund’s NAV as of September 19, 2008, to participate in the Program extension. During the six months ended June 30, 2009, the Fund paid total premiums equivalent to 0.015% of the Fund’s NAV as of September 19, 2008.
On October 10, 2008, the Securities and Exchange Commission issued a no-action relief letter to the Investment Company Institute to temporarily allow money market funds to value certain securities at amortized cost for shadow pricing purposes (the process of periodically comparing a fund’s amortized cost valuations to valuations derived by reference to available market quotations) under Rule 2a-7 of the 1940 Act. The relief is limited to first tier securities with maturities of 60 days or less that a money market fund reasonably expects to hold to maturity. The relief expired on January 12, 2009. On October 22, 2008, the Board approved a new valuation methodology, pursuant to which the new amortized cost valuation was first applied to the assets of the Fund on October 22, 2008, in accordance with this no-action relief. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight line) basis to the maturity of the security.
9. Federal Tax Information
As of June 30, 2009, the tax cost of securities and the breakdown of unrealized appreciation / (depreciation) for the Fund were as follows:

Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$2,778,175,038	$—	$—	$—

Amounts designated as “—“ are zero.
10. Subsequent Events
The Fund has adopted Statement of Financial Accounting Standards No. 165 (SFAS 165) effective the current reporting period. The Fund has evaluated subsequent events through August 27, 2009, which is the date these financial statements were issued.
On June 23, 2009, a post-effective amendment to the Trust’s registration statement was filed with the Securities and Exchange Commission to register new Class II shares of the NVIT Money Market Fund. The Trust’s registration statement in respect of the new Class II shares is anticipated to become effective on or about August 24, 2009. The Trust’s credit agreement with JPMorgan Chase Bank, N.A. has been renewed through July 22, 2010. The renewed credit arrangement is similar to the arrangement that applied the period ended June 30, 2009 (discussed above under “Bank Loans and Earnings Credits”). Material changes to the new credit agreement include: (i) the Trust may borrow up to $90,000,000, (ii) borrowings bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%, and (iii) the commitment fee is 0.14% per year on $90,000,000.